ANNUAL REPORT
                                                               December 31, 1999

[GRAPHIC OMITTED]

GALAXY VIP FUNDS
GALAXY VARIABLE ANNUITY

                                                            [GRAPHIC OMITTED]
                                                               GALAXY FUNDS

--------------------------------------------------------------------------------
     CHAIRMAN'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is the annual report for The Galaxy VIP Fund for the fiscal year ended December 31, 1999. The report includes a Market Overview that describes the different factors influencing investment returns during this period. Following the Market Overview are individual portfolio reviews that describe how Fleet Investment Advisors Inc. and Columbia Management Co. managed the portfolios in this climate. Financial statements for each portfolio and a list of each portfolio's holdings as of December 31, 1999 appear at the end of the report.
      Unexpected economic strength, prompted in part by recoveries abroad, pushed major U.S. stock indices sharply higher in 1999. Stocks gained despite concerns about inflation that caused the Federal Reserve (the "Fed") to boost interest rates and bond yields to rise. As uncertainty increased about the direction of interest rates and economic growth, however, stock prices became more volatile. After rising sharply in the first and second quarters of the year, major stock indices gave up a large part of those gains in the third quarter. The indices then surged to new highs in the fourth quarter, as investors saw that economic growth remained strong. Although returns for most sectors were better than their historic averages, some outperformed by wide margins. As higher interest rates eroded the prices for bonds, bond returns were negative.
      If you have any questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit one of our investment professionals located at Fleet branches.

      Sincerely,

      [signature omitted]

      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

-----------------------------------------
MUTUAL FUNDS:

[bullet] ARE NOT BANK DEPOSITS

[bullet] ARE NOT FDIC INSURED

[bullet] ARE NOT OBLIGATIONS OF FLEETBANK

[bullet] ARE NOT GUARANTEED BY FLEETBANK

[bullet] ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL
         AMOUNT INVESTED

-----------------------------------------
THIS REPORT RELATES TO THE SUB-ACCOUNTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E. THE UNDERLYING MUTUAL FUND PORTFOLIOS IN WHICH THE SUB-ACCOUNTS INVEST INCLUDE THE FOLLOWING PORTFOLIOS OF THE GALAXY VIP FUND:
MONEY MARKET FUND, EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND, HIGH QUALITY BOND FUND AND COLUMBIA HIGH YIELD FUND II. THIS REPORT RELATES TO THE GALAXY
VIP FUND ONLY.

--------------------------------------------------------------------------------
     MARKET OVERVIEW

"HEAVY CONSUMER SPENDING IN THE FIRST QUARTER OF 1999 SPARKED AN UNEXPECTEDLY STRONG 4.3% INCREASE IN THE GROSS DOMESTIC PRODUCT ("GDP"), WHICH MEASURES THE OUTPUT OF U.S. GOODS AND SERVICES."

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.

      In 1999, improving economic conditions at home and abroad, combined with moderate inflation, drove major stock market indices to double-digit returns for a fifth straight year. These returns represented exceptional performance by an ever-narrowing group of issues, however, with technology and communications stocks increasingly dominating both the large- and small-capitalization sectors. Although the Standard & Poor's 500 Index ("S&P 500 Index"), which represents large-cap stocks, earned a total return of 21.03%, about half of the stocks in the S&P 500 Index delivered negative returns. As a result, the average stock in the S&P 500 Index had a return of 12.24% for the year. With sizable gains in the second and fourth quarters of the year, small-cap issues represented in the Russell 2000 Index ("Russell 2000") had a total return of 21.26%. In both the large- and small-cap sectors, growth stocks outperformed value-oriented issues.
      Bond prices fell sharply during the year, as the Fed sought to curb future inflation by raising interest rates and investors shifted from bonds into stocks. For just the second time in 26 years, the Lehman Brothers Government/Corporate Bond Index had a negative total return, ending the year down 2.15%.

STRONG GROWTH HELPS STOCKS, HURTS BONDS
      Heavy consumer spending in the first quarter of 1999 sparked an unexpectedly strong 4.3% increase in the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services. In such a positive economic climate, investors tended to ignore further weakness in corporate earnings. The S&P 500 Index earned a total return of nearly 5% for the quarter. As in 1998, small-company stocks remained out of favor, leaving the Russell 2000 with a total return of -5.4%.
      During the first quarter, bond investors worried that continued economic strength would bring higher inflation and interest rates. Of particular concern was a tight labor market that threatened to increase wages. With investors believing that the Fed would probably raise interest rates to stem inflation, bond prices fell enough to drive the yield for 30-year Treasury bonds from 5.09% to 5.63%. An ease in the "flight to quality" of 1998 encouraged investors to shift from Treasuries into better-yielding corporate bonds and mortgage-backed securities. Corporates from economically sensitive "cyclical" industries performed particularly well.
      With continued gains in productivity and industrial production, further growth in personal income and spending, and a 29-year low in unemployment, economic optimism continued in the second quarter of 1999. Although the Commerce Department would eventually report that GDP growth had slowed to 1.8% for the quarter, the Fed remained concerned enough about future inflation to raise short-term rates by 25 basis points (0.25%) on June 30.
      Bond prices declined in anticipation of the rate hike, leaving long-term Treasury yields at 5.95% by the end of June. With corporate supplies strong and Treasury supplies shrinking, Treasuries outperformed corporates for the quarter. Despite the threat of higher interest rates, stocks continued to rally. Hopeful that the long-lived expansion would continue, investors shifted into small- and mid-sized firms, as well as value-oriented stocks and cyclical sectors. The Russell 2000 earned an exceptional total return of 15.6% for the quarter, versus 7.1% for the S&P 500 Index.
      The broadening in stock market sentiment ended abruptly in the third quarter, as anticipation of further interest rate increases sent investors back to large-cap stocks. Although inflation was still moderate, the rate of GDP growth improved to 5.5%. With accelerating growth and a weak dollar threatening a future increase in inflation, the Fed raised rates another 25 basis points in August.
      The potential impact of higher interest rates on economic growth sent stock prices lower, giving the S&P 500 Index a total return of -6.24% for the quarter and the Russell 2000 a total return of -6.32%. Bond prices fell enough to send 30-year Treasury yields to 6.05% by the end of September. In a renewed flight to quality, Treasuries continued to outperform most other fixed-income issues.
      With economic growth still strong in the fourth quarter of 1999, the Fed raised interest

--------------------------------------------------------------------------------
"WITH CONTINUED ECONOMIC OPTIMISM, CORPORATE BONDS OUTPERFORMED TREASURY BONDS SLIGHTLY. STOCK INDICES REBOUNDED FROM THEIR THIRD-QUARTER WEAKNESS, AS "MOMENTUM" INVESTING DROVE NARROW SEGMENTS OF THE MARKET TO STRATOSPHERIC HIGHS."

rates another 25 basis points in November. Anticipation of this and future rate hikes drove long-term Treasury yields to 6.48% by the end of the year, for a total increase of about 140 basis points over the end of 1998.
      With continued economic optimism, corporate bonds outperformed Treasury bonds slightly. Stock indices rebounded from their third-quarter weakness, as "momentum" investing drove narrow segments of the market to stratospheric highs. For the quarter, the S&P 500 Index earned a total return of 14.88%, and the Russell 2000 returned 18.45%.

PORTFOLIO STRATEGIES
      Throughout the period, the Galaxy VIP equity portfolios traded holdings that had performed well for investments with better performance potential. In making these shifts, we continued to emphasize quality companies with proven earnings, strong earnings outlooks, and reasonable prices. We remained firm in the belief that it was more prudent to buy stocks with real earnings than to speculate on stocks with no earnings that were currently in favor. This attention to earnings and price served the portfolios well, as strong performance by many individual issues added to returns.
      With a positive economic climate helping corporates and other non-Treasury issues outperform, we gave greater attention to these issues during the year. In addition to better price performance, such investments enhanced returns of the Galaxy VIP bond portfolios with higher yields.

HIGHER RATES, SLOWER GROWTH AHEAD
      We believe the economic momentum that developed in 1999 will probably carry over into 2000, with an average GDP growth rate of about 3.5%. Continued growth could also push inflation higher and prompt the Fed to make further hikes in interest rates. Later in the year, such rate hikes could slow growth, allowing bond yields to stabilize or fall. With the incremental yields that investors demand for investing in non-Treasury bonds still wide versus historical standards, non-Treasury issues could outperform while growth remains strong. Given the added attention to these investments in the Galaxy VIP bond portfolios, the portfolios could perform well under such conditions.
      Uncertainty about interest rates and economic growth could make stock prices volatile in coming months and may even prompt a temporary market correction. With a positive outlook for growth in years to come, such a correction could lay the foundation for future gains from the many stocks that have lagged the market averages in recent years.
      Given this outlook, we plan to continue favoring stocks with real growth prospects and reasonable prices over stocks with perceived growth opportunities at exorbitant prices. We also expect to keep the Galaxy VIP equity portfolios well diversified. We feel there is great risk in concentrating on a few stocks, especially those with the most excessive market valuations. Given the historical extreme in the difference between the 1999 performance of the "haves" and the "have-nots," we believe that there are many attractive investment opportunities in the market today.

--------------------------------------------------------------------------------
PERFORMANCE AT-A-GLANCE


    GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

    AS OF DECEMBER 31, 1999       1 YEAR    3 YEARS    5 YEARS   LIFE OF FUND
    -------------------------------------------------------------------------
    Money Market Fund
    (INCEPTION DATE 2/2/93)        4.86%      5.00%      5.06%        4.62%
    .........................................................................
    Equity Fund
    (INCEPTION DATE 1/11/93)      27.18      26.13      25.31        18.84
    ........................................................................
    Growth and Income Fund
    (INCEPTION DATE 3/4/98)        7.10        N/A        N/A         6.07
    .........................................................................
    Small Company Growth Fund
    (INCEPTION DATE 4/17/98)      67.49        N/A        N/A        26.61
    .........................................................................
    Columbia Real Estate Equity
    Fund II
    (INCEPTION DATE 3/3/98)       -4.13        N/A        N/A        -7.51
    .........................................................................
    Asset Allocation Fund
    (INCEPTION DATE 2/6/93)        7.06      14.41      17.37        12.80
    .........................................................................
    High Quality Bond Fund
    (INCEPTION DATE 1/21/93)      -3.78       4.90       7.62         5.41
    .........................................................................
    Columbia High Yield Fund II
    (INCEPTION DATE 3/3/98)        0.56        N/A        N/A         5.46
    -------------------------------------------------------------------------

    GALAXY VIP FUNDS PRODUCT PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS
    (VARIABLE ACCOUNT E INCEPTION 1/8/93)

    AS OF DECEMBER 31, 1999     1 YEAR     3 YEARS     5 YEARS    LIFE OF FUND
    --------------------------------------------------------------------------
    Money Market Fund            4.27%      4.39%       4.46%         4.03%
    ..........................................................................
    Equity Fund                 26.48      25.44       24.59         18.18
    ..........................................................................
    Asset Allocation Fund        7.00      13.78       16.71         12.18
    ..........................................................................
    High Quality Bond Fund      -4.32       4.32        7.02          4.82
------------------------------------------------------------------------------


     THESE RESULTS REFLECT THE EXPERIENCE OF THE SUB-ACCOUNTS OF VARIABLE ACCOUNT E OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION AND INCLUDE ALL MANAGEMENT FEES AND EXPENSES AND INSURANCE COSTS AND ACCORDINGLY WILL BE DIFFERENT FROM THE PERFORMANCE OF THE CORRESPONDING GALAXY VIP FUND. THE VARIABLE ACCOUNT E SUB-ACCOUNTS PURCHASE SHARES OF THE GALAXY VIP FUND. THE SUB-ACCOUNTS ARE GAL MONEY MARKET, GAL EQUITY, GAL ASSET ALLOCATION, AND GAL HIGH QUALITY BOND. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR AND THE ADMINISTRATOR ARE PRESENTLY WAIVING OR REIMBURSING FEES FOR THE GALAXY VIP MONEY MARKET FUND , EQUITY FUND, ASSET ALLOCATION FUND AND HIGH QUALITY BOND FUND. WITHOUT SUCH WAIVERS OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. AN INVESTMENT IN THE GALAXY VIP MONEYMARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THIS FUND.

--------------------------------------------------------------------------------
     PORTFOLIO REVIEWS

[PHOTO OMITTED]

KAREN ARNEIL HAS MANAGED THE GALAXY VIP MONEY MARKET FUND SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.

GALAXY VIP MONEY MARKET FUND

PORTFOLIO MANAGER
KAREN ARNEIL
      The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.
      Increases in interest rates by the Federal Reserve drove money market yields higher in the past year. By positioning the Fund to take advantage of these rate hikes, we helped the Fund earn a total return of 4.86% for the 12 months ended December 31, 1999. Over the same period, the average money market fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 4.49%. On December 31, 1999, the Fund had an average maturity of 30 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 5.85%, and a 30-day SEC effective yield of 5.78%.

ANTICIPATING FED RATE HIKES
      At the start of the period, the Fund benefited from issues with high yields that we'd purchased at the end of 1998. Because investors did not expect the Fed to raise interest rates, the yield curve was flat for most of 1999's first quarter. As a result, we focused on issues with shorter maturities. Beginning in the second quarter, investors anticipated the Fed would have to raise interest rates. The expectation of higher interest rates then persisted for much of the rest of the year. In this environment, we clustered the maturity dates of the Fund's investments around the dates of Fed meetings. This let us get an immediate increase in the yield as the Fed raised rates on June 30, August 24 and November 16.
      As we approached year end, the market assumed that the Fed would not raise rates again before its meeting in February 2000 due to Y2K liquidity concerns. As yields increased for paper that matured into 2000, we added this paper to the Fund's portfolio to enhance yield.

CONTINUED FOCUS ON FED MEETINGS
      As long as investors expect the Fed to boost interest rates, money market yields should continue to rise. To make the most of any rate hikes, we expect to continue buying investments that mature near the dates of Fed meetings. As always, we plan to make the most of special yield opportunities that arise from market fluctuations and emphasize high-quality investments with strong liquidity.

GALAXY VIP MONEY MARKET FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES 10%
U.S. AGENCY OBLIGATIONS 8%
COMMERCIAL PAPER AND
CORPORATE NOTE 82%


GALAXY VIP MONEY MARKET FUND

7-DAY AVERAGE YIELDS

[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS
          1/1/99            4.54
         2/28/99            4.41
         3/31/99            4.42
         4/30/99            4.39
         5/31/99            4.37
         6/30/99             4.5
         7/31/99            4.66
         8/31/99            4.88
         9/30/99            4.98
        10/31/99            5.07
        11/30/99            5.44
        12/31/99            5.72

AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO OMITTED]

ROBERT G. ARMKNECHT HAS MANAGED THE GALAXY VIP EQUITY FUND SINCE JULY 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1988.

GALAXY VIP EQUITY FUND

PORTFOLIO MANAGER
ROBERT G. ARMKNECHT
      The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that Fleet Investment Advisors Inc. believes have the potential for above-average earnings growth.
      At a time when investors generally favored growth stocks, we focused investments in the Fund on high-quality companies in industries with especially strong growth prospects. This strategy helped the Fund outperform both its market benchmark and other funds with similar investment objectives during the 12 months ended December 31, 1999. The Fund's total return for the reporting period was 27.18%. That compares with returns of 21.03% for the S&P 500 Index and 22.35% for the average large-cap core fund tracked by Lipper.

MIX OF GROWTH STOCKS WORKS WELL
      In looking for high-quality companies with especially strong promise for growth, we emphasized stocks in the technology, communications, energy, health care, and consumer staples sectors. This mix worked quite well during the year. After strong gains from energy, semiconductor, and health care stocks offset disappointing returns from communications stocks in the first quarter of the year, the outperformance of energy stocks and an overweighted capital goods position offset the dampening effect on health care stocks of suggested Medicaid reform in the second quarter. In the third quarter, an outperformance by energy and communications stocks overcame weaker returns from financial stocks hurt by rising interest rates. Exceptional gains by technology, communications, and consumer stocks in the fourth quarter, along with solid gains by basic materials stocks, offset weaker returns from energy, health care, financial, and retail stocks. The Fund also benefited during the period from superior stock selection within industry sectors.
      Throughout the year, we traded holdings that had performed well for better investment opportunities. Besides adding stocks in our five areas of emphasis, we purchased stocks of capital goods, manufacturing, and consumer cyclical firms that we thought were particularly attractive.

WELL-POSITIONED FOR A SLOWDOWN
      As stocks adjust to higher interest rates and a possible slowdown in growth, the Fund should continue to benefit from its emphasis on stocks with above-average growth potential and attractive valuations. Because we believe stocks in the fastest-growing industries will continue to lead the market, we plan to take advantage of any new investment opportunities in those areas that a correction might bring. By maintaining a diversified portfolio of stocks in large companies that are leaders in their faster-growing industries, we believe the Fund should have the resources to weather any market weakness relatively well.

GALAXY VIP EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

OTHER COMMON STOCKS & NET OTHER ASSETS AND LIABILITIES 5%
REPURCHASE AGREEMENT 2%
CONSUMER STAPLES 15%
TECHNOLOGY 34%
ENERGY 9%
FINANCE 10%
CAPITAL GOODS AND CONSTRUCTION 9%
CONSUMER CYCLICAL 16%


GALAXY VIP EQUITY FUND

GROWTH OF $10,000 INVESTMENT*

[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS
                           S&P              EQUITY
       Inception           10,000           10,000
       31-Dec-93           11,009           10,450
       31-Dec-94           11,151           10,813
       31-Dec-95           15,336           13,706
       31-Dec-96           20,762           16,595
        12/31/97           27,686           21,198
        12/31/98           35,648           26,184
        12/31/99           43,145           33,299

*SINCE INCEPTION ON 1/11/93. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO OMITTED]

GREGORY M. MILLER HAS MANAGED THE GALAXY VIP GROWTH AND INCOME FUND SINCE JULY 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1989.

GALAXY VIP GROWTH AND INCOME  FUND

PORTFOLIO MANAGER
GREGORY M. MILLER
      The Galaxy VIP Growth and Income Fund seeks a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen stock price volatility.
      With investors favoring growth stocks over value-oriented stocks for most of 1999, we tried to enhance the Fund's returns by taking advantage of the many attractive investment opportunities that became available and reducing holdings in stocks whose price gains had diminished their performance potential. As a result of this approach, the Fund earned a total return of 7.10% for the 12 months ended December 31, 1999. Over the same period, the S&P 500 Index had a total return of 21.03%, and the average multi-cap value fund tracked by Lipper had a total return of 7.78%.

ENERGY STOCKS ENHANCE RETURNS
      For most of the year, the Fund benefited from an overweighted energy position that produced strong returns as oil prices rebounded. Although the Fund was underweighted in technology and communications stocks, due to their very high valuations, individual holdings in these sectors contributed positively to performance, particularly in the second half of the year. Of further help were gains by selected transportation, retail, and cyclical issues and underweightings in the lesser-performing utility and consumer staples groups. These positives helped offset lagging returns from technology and health care stocks in the first half of the year and financial and cyclical stocks in the second half.
      During the first half of 1999, we used profits from health care, capital goods, and consumer cyclical stocks to buy stocks of consumer staples firms and other stocks with attractive price potential. In the third quarter, we continued to take profits in health care stocks, while trimming banking and technology stocks that had performed well. This let us increase other technology positions, as well as selected energy holdings. With further profits from technology stocks in the fourth quarter, we continued to add energy stocks, as well as stocks of many individual issues that were particularly attractive.

VALUE OF HOLDINGS ESPECIALLY STRONG
      It is difficult to know when value investing will again be in favor. If the market experiences a correction before then, the Fund should benefit from investments that are more attractive than they have been for some time. Eventually, a strong long-term outlook for corporate earnings could lay the foundation for better performance by attractively-priced investments. With its emphasis on stocks whose prices are particularly appealing, the Fund should be well positioned for such a turnaround.

GALAXY VIP GROWTH AND INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

REPURCHASE AGREEMENT 7%
CONSUMER CYCLICAL 8%
CONSUMER STAPLES 17%
OTHER COMMON STOCKS,  CONVERTIBLE  PREFERRED  STOCKS & NET OTHER ASSETS AND
  LIABILITIES 15%
FINANCE 15%
CAPITAL GOODS AND CONSTRUCTION 8%
TECHNOLOGY 22%
ENERGY 8%

GALAXY VIP GROWTH AND INCOME FUND

GROWTH OF $10,000 INVESTMENT*

[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS

                            S&P             G&I
Inception                $10,000          $10,000
       31-Dec-98          11,864           10,372
        12/31/99          14,359           11,136

*SINCE INCEPTION ON 3/4/98. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO OMITTED]

STEPHEN D. BARBARO HAS MANAGED THE GALAXY VIP SMALL COMPANY GROWTH FUND SINCE ITS INCEPTION. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.

GALAXY VIP SMALL COMPANY
GROWTH FUND

PORTFOLIO MANAGER
STEPHEN D. BARBARO
     The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less.
     A heavy weighting in technology stocks, which dominated the gains for small-company issues during the reporting period, helped the Fund far outpace its market benchmarks during that time. Of particular benefit were sizable investments in leading-edge technology firms, which outperformed technology stocks as a whole.
     For the 12 months ended December 31, 1999, the Fund earned a total return of 67.49%. That compares to an average total return of 62.63% for small-cap growth funds tracked by Lipper and a total return of 21.26% for the Russell 2000.

GREATER FOCUS ON TECHNOLOGY
     Healthy returns from investments in semi-conductor and computer networking stocks boosted Fund returns in the first half of the year. Of additional benefit were overweightings in the robust capital goods and communication sectors, as well as an increased investment in energy stocks, which rebounded as oil prices rose.
     While remaining focused on stocks with sound fundamentals, we adjusted the Fund's technology holdings at this time to give less attention to computer hardware, service, and general software firms and more attention to networking and semi-conductor companies. Due to the rising cost for fuel, we traded some of the Fund's trucking positions for stocks of consumer companies and other firms that could benefit from an improving economic outlook.
     Strong returns from technology stocks continued to boost returns in the second half of the year. Of added benefit was an underweighting in the financial sector, which underperformed as interest rates rose. As we continued to trade technology stocks that had performed well for those with better potential, we increased the Fund's total technology weighting. Due to their extra sensitivity to economic worries and rising interest rates, we reduced positions in consumer-oriented stocks.

VALUATIONS REMAIN APPEALING
     Despite their strong gains at the end of 1999, the valuations for small-company stocks remain attractive versus those for large-company issues. While small-company stocks could be vulnerable to a temporary price correction if growth should slow, we believe appealing valuations should help the sector perform well over time. Because technology stocks may be one of the few groups offering fast-paced growth if the economy cools, even those issues should have further room to rise. As always we plan to emphasize companies with visible earnings potential and take advantage of new investment opportunities that near-term market fluctuations might bring.

GALAXY VIP SMALL COMPANY GROWTH FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

OTHER COMMON STOCKS & NET OTHER ASSETS AND LIABILITIES 8%
CAPITAL GOODS AND CONSTRUCTION 6%
CONSUMER STAPLES 6%
REPURCHASE AGREEMENT 7%
CONSUMER CYCLICAL 13%
ENERGY 6%
TECHNOLOGY 54%

GALAXY VIP SMALL COMPANY GROWTH FUND

GROWTH OF $10,000 INVESTMENT*

[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS
                         Russel 2000     Small Company
Inception                  $10,000           $10,000
       31-Dec-98             8,806             8,932
        12/31/99            10,678            14,959

*SINCE INCEPTION ON 4/17/98. THE RUSSELL 2000 IS AN UNMANAGED INDEX OF 2000
 SMALL COMPANY STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO OMITTED]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT CO., HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER THERE SINCE 1992.

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

PORTFOLIO MANAGER
DAVID W. JELLISON
     The Galaxy VIP Columbia Real Estate Equity Fund II seeks, with equal emphasis, capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts ("REITs").
     For the 12 months ended December 31, 1999, the Fund had a total return of -4.13%. Over the same period the National Association of Real Estate Investment Trusts ("NAREIT") Index earned a total return of -4.62%, and the average real estate stock fund tracked by Lipper earned a total return of -3.27%.

A STRUGGLING MARKET
     The REIT market struggled throughout 1999. Early in the year, strong levels of new construction raised concerns of an oversupply and a decline in the growth of project cash flows. As new construction eased in the second quarter, and investors shifted from larger-cap growth stocks to stocks with greater price potential, the REIT market rebounded. Of further benefit were filings with the Securities and Exchange Commission revealing that renowned financier Warren Buffett owned two REIT stocks.
      Concerns about overbuilding and falling growth rates resurfaced in the third quarter, however, causing REIT stocks to give back most of the gains they'd made. Ongoing growth rate concerns, exacerbated by tax-loss selling in the fourth quarter, further eroded REIT returns.
     In this environment, the Fund benefited from an emphasis on REITs with larger market capitalizations, which found greater favor with investors. Of further benefit was the strong performance by many individual issues, as well as an emphasis on REITs in the better-performing industrial, residential, and office sectors.

A FAVORABLE BALANCE OF RISK AND REWARD
     Although year-over-year growth rates are slowing, we believe that the fundamentals of the underlying properties in REITs are healthy and should remain so in the foreseeable future. Also, the shrinking premiums paid for the best REIT stocks indicate a favorable balance of risk and reward for these securities. As before, we will focus on REITs with larger capitalizations, strong management teams, and the best prospects for future growth. The heaviest concentration of these companies currently appears to be in the office sector, followed closely by the retail and residential areas.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

INVESTMENT COMPANY & NET OTHER ASSETS AND LIABILITIES 2%
REAL ESTATE 98%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

GROWTH OF $10,000 INVESTMENT*

[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS
                           NARIET          REAL ESTATE
Inception                  $10,000          $10,000
       31-Dec-98             8,482            9,043
        12/31/99             8,090            8,669

*SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX OF ALL TAX
 QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO OMITTED]

DON JONES HAS MANAGED THE GALAXY VIP ASSET ALLOCATION FUND SINCE ITS INCEPTION. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1987.

GALAXY VIP ASSET ALLOCATION FUND

PORTFOLIO MANAGER
DON JONES
     The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than the income for popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.
     Over the past year the Fund enjoyed strong performance from many equity holdings. With stock valuations historically high, however, we kept about 37% of the portfolio in bonds during the year. We expected bond prices to rally, as rising interest rates slowed economic growth and bond yields declined. Because the economy remained strong, however, bond prices kept falling. Although the Fund had sizable investments in non-government bonds, whose higher yields and better price performance enhanced returns, the large weighting in bonds generally caused the Fund to underperform its market benchmarks.
      For the 12 months ended December 31, 1999, the Fund earned a total return of 7.06%. That compares to a total return of 12.55% for the average flexible portfolio fund tracked by Lipper. The S&P 500 Index, which tracks the performance of stocks only, earned a total return of 21.03% during the same time.

FOCUS ON STRONG GROWTH POTENTIAL
      Early in 1999, strong performance by overweighted positions in consumer staples and technology stocks helped Fund returns, along with an underweighting in the lesser-performing cyclical groups. As brighter economic prospects broadened investor interests in the second quarter, the Fund benefited from additions of capital goods stocks that outperformed. During this time, we also increased positions in stocks of money-center banks and internet firms.
     An overweighted position in the robust technology sector helped returns later in the year, along with strong performance by many retail and oil-service stocks. As interest rates continued to rise, returns were weakened from poor performance by an overweighted position in financial firms, as well as the large bond position. In this environment we took advantage of further opportunities in money-center banks and technology firms, as well as in consumer and capital goods stocks that looked attractive.

SLOWER GROWTH COULD BRING NEW OPPORTUNITIES
     Given the positive long-term outlook for inflation and earnings, we would see any temporary market correction as an opportunity to buy stocks of companies with strong potential for earnings improvement. To take advantage of such opportunities, we would probably reduce the Fund's cash reserves. If stock prices became especially appealing, we might also trim the bond portfolio. If slower growth helps bond prices rally in the meantime, the Fund would benefit from its large bond position.

GALAXY VIP ASSET ALLOCATION FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

ASSET-BACKED SECURITIES 2%
CORPORATE NOTES AND BONDS 13%
COMMON STOCKS AND CONVERTIBLE PREFERRED STOCK 52%
REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 11%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS 22%

GALAXY VIP ASSET ALLOCATION FUND

GROWTH OF $10,000 INVESTMENT*

[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS
                             S&P       Asset Allocation
Inception                  $10,000           $10,000
        12/31/93           $10,900           $10,530
        12/31/94           $11,041           $10,304
        12/31/95           $15,185           $13,367
        12/31/96           $20,558           $15,328
        12/31/97           $27,414           $18,245
        12/31/98           $35,298           $21,440
        12/31/99           $42,721           $22,955

*SINCE INCEPTION ON 2/6/93. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500
 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO OMITTED]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP HIGH QUALITY BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED-INCOME ASSETS SINCE 1975.

GALAXY VIP HIGH QUALITY
BOND FUND

PORTFOLIO MANAGER
MARIE SCHOFIELD
     The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with the prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest credit-rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), with at least 65% of its total assets invested in issues rated in the two highest credit-rating categories or unrated issues of comparable quality.
     For the 12 months ended December 31, 1999, the Fund returned -3.78%. That compares to total returns of -2.15% for the Lehman Brothers Government/Corporate Bond Index and -2.61% for the average A-rated corporate bond fund tracked by Lipper. On December 31, 1999, the Fund had a 30-day SEC yield of 6.09%.

NON-TREASURY ISSUES AID RETURNS
     As interest rates rose during the period, eroding the prices of bonds, we used several strategies to enhance Fund returns. With an improving economic outlook favoring corporate bonds, asset-backed securities, and mortgage-backed securities, the Fund benefited from increased commitments to these issues and reduced investments in Treasury bonds. Additions of U.S. government agency issues also aided returns. Besides better price performance, the increase in non-Treasury issues helped to boost the Fund's yield. Within the corporate sector, we focused our purchases on higher-rated issues in the utility, telecommunications, industrial, retail, drug, and yankee sectors, while avoiding the interest-sensitive financial area.
     During the period, we increased the Fund's duration when interest rates spiked to historically attractive levels. This further enhanced the Fund's yield, as well as the potential for price appreciation if bonds rallied. In the second half of the year, we followed a "barbelled" maturity structure, emphasizing issues with short and long maturities, and reducing exposure to intermediate issues. However, the Fund's greater sensitivity to interest rates in the face of a sustained rate rise had a dampening effect on returns.

POISED FOR A RALLY
     With long bond yields at their most attractive levels in many years, we believe their potential for price appreciation is great due to strong fundamentals, including reduced Treasury supply and steady demand. Once the economy begins to slow, corporate bonds could underperform as risk premiums widen. In anticipation of this, we have reduced the Fund's exposure to corporate bonds in favor of asset-backed securities and issues of U.S. government agencies, especially mortgages. With the eventual slowdown of the economy, the Fund will benefit from its emphasis on high credit quality and long maturity structure.

GALAXY VIP HIGH QUALITY BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

MORTGAGE-BACKED SECURITIES 15%
REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES 3%
ASSET-BACKED SECURITIES 9%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS 39%
CORPORATE NOTES AND BONDS 34%

GALAXY VIP HIGH QUALITY BOND FUND

GROWTH OF $10,000 INVESTMENT*
[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS
                           Lehman      High Quality Bond
Inception                 $10,000          $10,000
        12/31/93           10,604           10,867
        12/31/94            9,984           10,486
        12/31/95           12,294           12,094
        12/31/96           12,443           12,487
        12/31/97           13,657           13,656
        12/31/98           14,950           14,981
        12/31/99           14,629           14,415

*SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND
 INDEX IS AN UNMANAGED INDEX OF U.S. TREASURY OBLIGATIONS AND THE DEBT OF U.S. GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

[PHOTO OMITTED]

JEFFREY L. RIPPEY HAS MANAGED THE GALAXY VIP COLUMBIA HIGH YIELD FUND II SINCE 1998. A VICE PRESIDENT OF COLUMBIA MANAGEMENT CO., MR. RIPPEY HAS MANAGED FIXED INCOME PORTFOLIOS SINCE 1981.

GALAXY VIP
COLUMBIA HIGH YIELD FUND II

INVESTMENT MANAGER
JEFFREY L. RIPPEY
     The Galaxy VIP Columbia High Yield Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.
     During the 12 months ended December 31, 1999, the Fund had a total return of 0.56%. That compares to a total return of -0.83% for the Lehman Brothers Aggregate Bond Index. The Fund's focus on the upper quality tier of the high-yield market caused it to lag the average high-yield fund tracked by Lipper, which earned 4.53% during the reporting period. On December 31, 1999, the Fund had a 30-day SEC yield of 7.31%.

STRONG ECONOMY HELPS HIGH-YIELD SECTOR
     With general improvement in the economic outlook during 1999, there was increased demand for the attractive prices and income offered by high-yielding bonds. High-yield bonds outperformed investment-grade issues in the first and second quarters, as investors shunned the safety of U.S. Treasury bonds for more aggressive investments. The stock market volatility in the third quarter sent investors back to investment-grade bonds. Renewed optimism about the economy favored high-yield issues in the fourth quarter.
     Throughout the period, we emphasized bonds from the telecommunication, broad- casting, cable television, and energy sectors. In the first half of the year, we added bonds issued by telecommunications firms and, with the rebound in oil prices, increased the Fund's energy holdings. We continued to increase the Fund's commitment to cable issues later in the year, while also adding investments in the entertainment sector.

HIGH-YIELD ISSUES STILL ATTRACTIVE
     High-yield bonds outperformed during 1999, and we think they remain attractive versus Treasury securities by historical standards. Because we expect healthy, if moderating economic growth in coming months, we believe that high-yield bonds should continue to generate returns that compare favorably with investment-grade issues.

GALAXY VIP COLUMBIA HIGH YIELD FUND II

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 1999

[GRAPH OMITTED]

U.S. GOVERNMENT OBLIGATION & NET OTHER ASSETS AND LIABILITIES 8%
INVESTMENT COMPANY 2%
CORPORATE NOTES AND BONDS 90%

GALAXY VIP COLUMBIA HIGH YIELD FUND II

GROWTH OF $10,000 INVESTMENT*

[GRAPH OMITTED]
PLOT POINTS AS FOLLOWS
                           Lehman          High Yield
Inception                  $10,000           $10,000
       31-Dec-98           $10,739           $10,961
        12/31/99           $10,651           $11,022

*SINCE INCEPTION ON 3/3/98. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN
 INDEX COMPOSED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
     MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

    PAR VALUE                                            VALUE
  ------------                                          ---------
COMMERCIAL PAPER (A) - 78.20%

                FINANCE - 36.69%

 $  850,000     AIG Funding, Inc.
                5.83%, 01/19/00..................  $     847,522
    850,000     American Express Credit Corp.
                5.86%, 01/31/00..................        845,849
    900,000     BMW US Capital Corp.
                6.55%, 01/12/00..................        898,199
    900,000     Ford Motor Credit Co.
                5.95%, 01/26/00..................        896,281
    850,000     General Electric Capital Corp.
                5.98%, 02/07/00..................        844,776
    800,000     General Motors Acceptance Corp.
                5.85%, 02/01/00..................        795,970
    900,000     IBM Credit Corp.
                5.97%, 02/02/00..................        895,224
    800,000     International Lease Finance Corp.
                6.20%, 02/01/00..................        795,729
    300,000     Morgan (J.P.) & Co., Inc.
                5.90%, 03/06/00..................        296,804
    900,000     National Rural Utilities Cooperative
                Finance Corp.
                5.90%, 03/24/00..................        887,758
                                                       ---------
                                                       8,004,112
                                                       ---------

                CONSUMER STAPLES - 22.36%

    800,000     Cargill, Inc.
                6.40%, 01/14/00..................        798,151
    900,000     Coca-Cola Co.
                6.15%, 01/10/00..................        898,616
    600,000     DaimlerChrysler Corp. of North America
                6.00%, 02/04/00..................        596,600
    850,000     Heinz (H.J.) Co.
                5.87%, 02/07/00..................        844,872
    850,000     Merck & Co., Inc.
                5.80%, 01/31/00..................        845,892
    900,000     Procter & Gamble Co.
                6.02%, 02/11/00..................        893,830
                                                   -------------
                                                       4,877,961
                                                   -------------

                UTILITIES - 11.41%

    850,000     AT&T Corp.
                5.81%, 01/25/00..................        846,708
    850,000     Bellsouth Capital Funding
                5.80%, 01/25/00 (B)..............        846,713
    800,000     SBC Communications, Inc.
                5.95%, 01/27/00 (B)..............        796,562
                                                   -------------
                                                       2,489,983
                                                   -------------

    PAR VALUE                                            VALUE
  ------------                                          ---------

                ENERGY - 4.12%

 $  900,000     Exxon Corp.
                6.50%, 01/11/00..................  $     898,375
                                                   -------------

                TECHNOLOGY - 3.62%

    800,000     Motorola, Inc.
                6.00%, 03/14/00..................        790,267
                                                   -------------
                TOTAL COMMERCIAL PAPER ..........     17,060,698
                                                   -------------
                (Cost $17,060,698)

U.S. AGENCY OBLIGATIONS (A) - 8.19%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.19%

  1,000,000     5.53%, 01/20/00..................        997,081
    800,000     5.75%, 03/23/00..................        789,522
                                                   -------------
                                                       1,786,603
                                                   -------------
                TOTAL U.S. AGENCY OBLIGATIONS ...      1,786,603
                                                   -------------
                (Cost $1,786,603)

CORPORATE NOTE - 4.12%

    900,000     Fifth Third Bancorp
                5.99%, 01/21/00..................        900,000
                                                   -------------
                TOTAL CORPORATE NOTE ............        900,000
                                                   -------------
                (Cost $900,000)

REPURCHASE AGREEMENT - 10.80%

  2,356,000     State Street Bank 2.80%, 01/03/00,
                dated 12/31/99 Repurchase Price
                $2,356,550 (Collateralized by U.S.
                Treasury Bond 8.88%, due 08/15/17;
                Total Par $1,935,000
                Market Value $2,406,656).........      2,356,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      2,356,000
                                                   -------------
                (Cost $2,356,000)

TOTAL INVESTMENTS - 101.31%......................     22,103,301
                                                   -------------
(Cost $22,103,301)

NET OTHER ASSETS AND LIABILITIES - (1.31)%.......       (286,296)
                                                   -------------
NET ASSETS - 100.00%.............................  $  21,817,005
                                                   =============

------------------------------------------
(A)    Discount yield at time of purchase.
(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified buyers. At December 31, 1999, these securities amounted to $1,643,275 or 7.53% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     EQUITY FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

     SHARES                                               VALUE
    ---------                                          ---------
COMMON STOCKS - 97.95%

                TECHNOLOGY - 33.95%

      3,000     America Online, Inc.*............  $     226,312
     55,000     American Tower Corp., Class A....      1,680,937
     15,000     Applied Materials, Inc.*.........      1,900,312
     42,500     Automatic Data Processing, Inc...      2,289,687
     22,500     Cisco Systems, Inc...............      2,410,312
     17,500     Dell Computer Corp.*.............        892,500
     20,000     EchoStar Communications
                Corp., Class A*..................      1,950,000
     27,500     EMC Corp.*.......................      3,004,375
     17,500     Intel Corp.......................      1,440,469
     17,000     International Business
                Machines Corp....................      1,836,000
     45,000     Loral Space & Communications
                Corp., Ltd.*.....................      1,094,063
     15,000     Lucent Technologies, Inc.........      1,122,188
     44,000     Maxim Integrated Products, Inc.*.      2,076,250
     20,000     Microsoft Corp.*.................      2,335,000
     13,000     Nokia Oyj, ADR...................      2,470,000
     20,000     Nortel Networks Corp.............      2,020,000
     10,000     Oracle Corp.*....................      1,120,625
     33,000     PeopleSoft, Inc.*................        703,313
     18,000     Sun Microsystems, Inc.*..........      1,393,875
     22,500     Tellabs, Inc.*...................      1,444,219
     37,500     Teradyne, Inc.*..................      2,475,000
     17,500     Texas Instruments, Inc...........      1,695,313
     45,000     Unisys Corp.*....................      1,437,187
     35,000     Xerox Corp.......................        794,063
      2,000     Yahoo!, Inc.*....................        865,375
                                                   -------------
                                                      40,677,375
                                                   -------------

                CONSUMER CYCLICAL - 16.45%

     17,500     AMFM, Inc.*......................      1,369,375
     30,000     AT&T Corp. - Liberty Media
                Group, Class A*..................      1,702,500
     80,000     Cendant Corp.*...................      2,125,000
     30,000     Comcast Corp., Class A...........      1,516,875
     52,500     CVS Corp.........................      2,096,719
     16,000     Dayton-Hudson Corp.*.............      1,175,000
     10,000     Harley-Davidson, Inc.............        640,625
     37,500     Home Depot, Inc..................      2,571,094
     40,000     Infinity Broadcasting Corp., Class A*  1,447,500
     20,000     MediaOne Group, Inc.*............      1,536,250
     50,000     Staples, Inc.*...................      1,037,500
     22,500     Tandy Corp.......................      1,106,719
     67,500     TJX Cos., Inc....................      1,379,531
                                                   -------------
                                                      19,704,688
                                                   -------------

                CONSUMER STAPLES - 14.50%

     30,000     American Home Products Corp......      1,183,125
     17,500     Baxter International, Inc........      1,099,219
     23,000     Bristol-Myers Squibb Co..........      1,476,312
     45,000     Elan Corp. Plc, ADR*.............      1,327,500

     SHARES                                               VALUE
    ---------                                          ---------
                CONSUMER STAPLES - (CONTINUED)

     22,500     Forest Laboratories, Inc.*.......  $   1,382,344
     22,500     Guidant Corp.*...................      1,057,500
     15,000     Johnson & Johnson................      1,396,875
     17,500     Lilly (Eli) & Co.................      1,163,750
     35,000     McDonald's Corp..................      1,410,938
     15,000     Merck & Co., Inc.................      1,005,938
     25,000     PepsiCo, Inc.....................        881,250
     25,000     Pfizer, Inc......................        810,938
     14,000     Procter & Gamble Co..............      1,533,875
     20,000     Warner-Lambert Co................      1,638,750
                                                   -------------
                                                      17,368,314
                                                   -------------

                FINANCE - 9.80%

     20,000     American International Group, Inc.     2,162,500
     45,000     Associates First Capital Corp.,
                Class A                                1,234,687
     25,000     Chase Manhattan Corp.............      1,942,187
     40,000     Citigroup, Inc...................      2,222,500
     25,000     Fannie Mae.......................      1,560,937
     25,000     UNUM Corp........................        801,563
     45,000     Wells Fargo & Co.................      1,819,687
                                                   -------------
                                                      11,744,061
                                                   -------------

                CAPITAL GOODS AND CONSTRUCTION - 9.07%

     20,000     Ford Motor Co....................      1,068,750
     25,000     General Electric Co..............      3,868,750
     23,437     Honeywell, Inc...................      1,352,022
     67,500     Tyco International, Ltd..........      2,624,062
     30,000     United Technologies Corp.........      1,950,000
                                                   -------------
                                                      10,863,584
                                                   -------------

                ENERGY - 8.76%

     60,000     Anadarko Petroleum Corp..........      2,047,500
     30,000     Cooper Cameron Corp.*............      1,468,125
     33,003     Exxon Mobil Corp.................      2,658,804
     30,000     Halliburton Co...................      1,207,500
     20,000     Schlumberger, Ltd................      1,125,000
     58,872     Transocean Sedco Forex, Inc......      1,983,251
                                                   -------------
                                                      10,490,180
                                                   -------------

                UTILITIES - 3.68%

     37,500     MCI Worldcom, Inc.*..............      1,989,844
     20,000     SBC Communications, Inc..........        975,000
     20,000     US West, Inc.....................      1,440,000
                                                   -------------
                                                       4,404,844
                                                   -------------

                BASIC MATERIALS - 1.74%

     12,500     du Pont (E.I.) deNemours & Co....        823,436
     25,000     Georgia-Pacific Group............      1,268,750
                                                   -------------
                                                       2,092,186
                                                   -------------
                TOTAL COMMON STOCKS .............    117,345,232
                                                   -------------
                (Cost $79,804,765)

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
EQUITY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

    PAR VALUE                                          VALUE
   -----------                                       ---------
REPURCHASE AGREEMENT - 2.22%

$ 2,654,000     State Street Bank
                2.80%, 01/03/00, dated 12/31/99
                Repurchase Price $2,654,619
                (Collateralized by U.S. Treasury
                Bond 8.88%, due 08/15/17;
                Total Par $2,180,000
                Market Value $2,711,375).........  $   2,654,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      2,654,000
                                                   -------------
                (Cost $2,654,000)

TOTAL INVESTMENTS - 100.17%......................    119,999,232
                                                   -------------
(Cost $82,458,765)

NET OTHER ASSETS AND LIABILITIES - (0.17)%.......       (200,346)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 119,798,886
                                                   =============

-----------------------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

     SHARES                                               VALUE
    ---------                                          ---------
COMMON STOCKS - 92.59%

                TECHNOLOGY - 21.58%

      4,000     Avnet, Inc.......................  $     242,000
      2,500     Cisco Systems, Inc.*.............        267,812
      8,000     Compaq Computer Corp.............        216,500
      2,500     Computer Sciences Corp.*.........        236,562
      3,000     Electronic Data Systems Corp.....        200,812
      8,000     Harris Corp......................        213,500
      2,800     Hewlett-Packard Co...............        319,025
      2,500     International Business Machines Corp.    270,000
      2,000     Motorola, Inc....................        294,500
      3,000     Texas Instruments, Inc...........        290,625
      2,000     United Technologies Corp.........        130,000
                                                   -------------
                                                       2,681,336
                                                   -------------

                CONSUMER STAPLES - 16.61%

      3,800     American Home Products Corp......        149,862
      1,600     Anheuser-Busch Cos., Inc.........        113,400
      2,500     Bestfoods........................        131,406
      8,800     Elan Corp. Plc, ADR*.............        259,600
      2,500     Forest Laboratories, Inc.*.......        153,594
      3,500     Genzyme Corp.*...................        157,500
     30,000     HEALTHSOUTH Corp.*...............        161,250
      2,700     International Flavors & Fragrances, Inc. 101,925
      1,500     Johnson & Johnson Co.............        139,688
      3,300     McDonald's Corp..................        133,031
      2,400     Merck & Co., Inc.................        160,950
      3,500     PepsiCo, Inc.....................        123,375
      3,000     Pharmacia & Upjohn, Inc..........        135,000
      2,700     United Healthcare Corp...........        143,438
                                                   -------------
                                                       2,064,019
                                                   -------------

                FINANCE - 14.73%

      3,500     Bank America Corp................        175,656
      5,500     Bank One Corp....................        176,344
      1,900     Chase Manhattan Corp.............        147,606
      2,200     Chubb Corp.......................        123,888
      4,000     Citigroup, Inc...................        222,250
      5,000     Countrywide Credit Industries, Inc.      126,250
      2,700     Hartford Financial Services Group, Inc.  127,913
      3,000     Lincoln National Corp............        120,000
        900     Morgan (J.P.) & Co...............        113,963
      2,000     Standard & Poor's Depository Receipts    293,750
      5,000     Wells Fargo & Co.................        202,188
                                                   -------------
                                                       1,829,808
                                                   -------------

                CONSUMER CYCLICAL - 8.37%

      3,900     Circuit City Stores-Circuit City Group   175,744
      8,600     Cooper Tire & Rubber Co..........        133,837
      1,600     Eastman Kodak Co.................        106,000
      3,800     Lowe's Cos., Inc.................        227,050

     SHARES                                               VALUE
    ---------                                          ---------
                CONSUMER CYCLICAL - (CONTINUED)

     12,000     Office Depot, Inc.*..............  $     131,250
      6,700     Penny (J.C.) Co., Inc............        133,581
      6,300     Sherwin-Williams Co..............        132,300
                                                   -------------
                                                       1,039,762
                                                   -------------

                ENERGY - 8.26%

      1,250     Atlantic Richfield Co............        108,125
      6,500     Baker Hughes, Inc................        136,906
      2,600     BP Amoco Plc, ADR................        154,213
      1,716     Exxon Mobil Corp.................        138,245
      4,400     Halliburton Co...................        177,100
      2,700     Kerr-McGee Corp..................        167,400
      2,300     Schlumberger, Ltd................        129,375
        445     Transocean Sedco Forex, Inc......         15,000
                                                   -------------
                                                       1,026,364
                                                   -------------

                CAPITAL GOODS AND CONSTRUCTION - 7.68%

      3,000     Boeing Co........................        124,688
      1,000     General Electric Co..............        154,750
      2,437     Honeywell, Inc...................        140,584
      3,400     Hubbell, Inc., Class A...........         95,625
        700     Hubbell, Inc., Class B...........         19,075
      5,500     Tyco International Ltd...........        213,813
     12,000     Waste Management, Inc............        206,250
                                                   -------------
                                                         954,785
                                                   -------------

                BASIC MATERIALS - 6.79%

      4,400     Crown Cork & Seal, Inc...........         98,450
      5,000     Goodrich (B.F.) Co...............        137,500
      1,900     Minnesota Mining & Manufacturing Co.     185,963
      6,500     Pall Corp........................        140,156
      3,500     Praxair, Inc.....................        176,094
      3,500     Sigma Aldrich Corp...............        105,219
                                                   -------------
                                                         843,382
                                                   -------------

                UTILITIES - 6.33%

      3,000     AT&T Corp........................        152,250
      3,500     CenturyTel, Inc..................        165,812
      1,700     GTE Corp.........................        119,956
      4,350     MCI WorldCom, Inc.*..............        230,822
      2,400     SBC Communications, Inc..........        117,000
                                                   -------------
                                                         785,840
                                                   -------------

                TRANSPORTATION - 2.24%

      2,400     British Airways Plc, ADR.........        154,500
      5,100     Burlington Northern Santa Fe Corp.       123,675
                                                   -------------
                                                         278,175
                                                   -------------
                TOTAL COMMON STOCKS .............     11,503,471
                                                   -------------
                (Cost $10,613,763)

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

     SHARES                                               VALUE
    ---------                                          ---------
CONVERTIBLE PREFERRED STOCK - 1.02%

      2,000     Loral Space and
                Communications, Ltd., 6.00% (A)..  $     126,260
                                                   -------------
                TOTAL CONVERTIBLE PREFERRED STOCK        126,260
                                                   -------------
                (Cost $123,318)

   PAR VALUE
  -----------

REPURCHASE AGREEMENT - 6.53%

$   812,000     State Street Bank
                2.80%, 01/03/00, dated 12/31/99
                Repurchase Price $812,189
                (Collateralized by U.S. Treasury
                Note 8.88%, due 08/15/17;
                Total Par $670,000
                Market Value $833,313)...........        812,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        812,000
                                                   -------------
                (Cost $812,000)

TOTAL INVESTMENTS - 100.14%......................     12,441,731
                                                   -------------
(Cost $11,549,081)

NET OTHER ASSETS AND LIABILITIES - (0.14)%.......        (17,926)
                                                   -------------
NET ASSETS - 100.00%.............................  $  12,423,805
                                                   =============

-----------------------------------------------
*      Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At December 31, 1999, this security amounted to $126,260 or 1.02% of net assets.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

     SHARES                                               VALUE
    ---------                                          ---------
COMMON STOCKS - 92.99%

                TECHNOLOGY - 54.28%

        300     Accrue Software, Inc.*...........      $  16,237
        620     Advanced Fibre Communications, Inc.*      27,706
        600     Advanced Radio Telecom Corp.*....         14,400
        100     Aether Systems Inc.*.............          7,162
        760     Amkor Technology, Inc.*..........         21,470
        200     Ancor Communications, Inc.*......         13,575
        110     AnswerThink Consulting Group, Inc.*        3,767
        119     Ardent Software, Inc.*...........          4,641
        100     Art Technology Group, Inc.*......         12,812
        400     Artesyn Technologies, Inc.*......          8,400
        370     Asyst Technologies, Inc.*........         24,258
        500     BEA Systems, Inc.*...............         34,969
        330     Best Software, Inc.*.............          9,735
        440     BindView Development Corp.*......         21,862
         80     BISYS Group, Inc.*...............          5,220
        200     Bluestone Software, Inc.*........         23,000
        340     Brio Technology, Inc.*...........         14,280
        100     Broadbase Software, Inc.*........         11,250
        140     Clarify, Inc.*...................         17,640
        260     Cognex Corp.*....................         10,140
        260     Complete Business Solutions, Inc.*         6,533
        300     Computer Network Technology Corp.*         6,881
        220     Concord Communications, Inc.*....          9,763
        800     Concurrent Computer Corp.*.......         14,950
        730     Condor Technology Solutions, Inc.*         1,004
        220     Cree Research, Inc.*.............         18,782
        100     Crossroads Systems, Inc.*........          8,450
        200     Cybex Computer Products Corp.*...          8,100
        500     Datastream Systems, Inc.*........         12,281
        570     Deltek Systems, Inc.*............          7,695
        400     Documentum, Inc.*................         23,950
        100     Efficient Networks, Inc.*........          6,800
        440     Emulex Corp.*....................         49,500
        320     Etec Systems, Inc.*..............         14,360
        300     Exchange Applications, Inc.*.....         16,763
        100     Finisar Corp.*...................          8,988
        360     Forrester Research, Inc.*........         24,795
        240     Galileo Technology, Ltd.*........          5,790
        330     Genesys Telecommunications
                Laboratories, Inc.*..............         17,820
        370     Gentex Corp.*....................         10,267
        100     Globecomm Systems, Inc.*.........          2,525
        150     Great Plains Software, Inc.*.....         11,213
        440     Helix Technology Corp............         19,717
        800     H.T.E., Inc.*....................          4,800
        470     Hyperion Solutions Corp.*........         20,445
        330     ICG Communications, Inc.*........          6,188
        200     Ibis Technology Corp.*...........          9,925
        470     IMRglobal Corp.*.................          5,904
        500     Inso Corp.*......................         16,125
        400     Interactive Pictures Corp.*......          9,325
        100     InterVU, Inc.*...................         10,500
        880     IntraNet Solutions, Inc.*........         32,560
        100     JNI Corp.*.......................          6,600
        560     Kopin Corp.*.....................         23,520

     SHARES                                               VALUE
    ---------                                          ---------
                TECHNOLOGY - (CONTINUED)

        240     Legato Systems, Inc.*............         16,515
        400     LTX Corp.*.......................          8,950
        300     Marimba, Inc.*...................         13,819
        110     Mercury Interactive Corp.*.......         11,873
        760     META Group, Inc.*................         14,440
        280     Metro Information Services, Inc.*          6,720
        480     Millipore Corp...................         18,540
        220     MMC Networks, Inc.*..............          7,563
        500     National Instruments Corp.*......         19,125
        400     Netegrity, Inc.*.................         22,775
        100     NetOptix Corp.*..................          6,675
         50     Optical Coating Laboratory, Inc..         14,800
        520     PairGain Technologies, Inc.*.....          7,377
        426     Per-Se Technologies, Inc.*.......          3,581
        390     Pervasive Software, Inc.*........          6,606
        260     PRI Automation, Inc.*............         17,452
        160     Qlogic Corp.*....................         25,580
        100     Quest Software, Inc.*............         10,200
        400     RSA Security, Inc.*..............         31,000
        300     Santa Cruz Operation (The), Inc.*          9,113
        150     SeaChange International Inc.*....          5,306
      1,000     Secure Computing Corp.*..........         12,562
        340     SPSS, Inc.*......................          8,585
        560     Tekelec, Inc.*...................         12,600
        600     TeleTech Holdings, Inc.*.........         20,222
        300     Telxon Corp......................          4,800
        200     Terayon Communication Systems, Inc.*      12,563
        720     Tier Technologies, Inc.*.........          6,075
        390     Tollgrade Communications, Inc.*..         13,455
        165     TranSwitch Corp.*................         11,973
      1,090     TSI International Software, Ltd.*         61,721
        420     Veeco Instruments, Inc.*.........         19,661
        320     Whittman-Hart, Inc.*.............         17,160
        810     Zygo Corp.*......................         16,301
                                                   -------------
                                                       1,251,031
                                                   -------------

                CONSUMER CYCLICAL - 13.11%

        660     American Classic Voyages Co.*....         23,100
        510     ASI Solutions, Inc.*.............          2,168
        720     Bally Total Fitness Holding Corp.*        19,215
        980     Brass Eagle, Inc.*...............          4,900
        440     Cash America International, Inc..          4,290
        600     Charles River Associates, Inc.*..         20,100
        310     Cheap Tickets, Inc.*.............          4,243
        200     Consolidated Graphics, Inc. *....          2,988
        285     Cost Plus, Inc.*.................         10,153
        850     Funco, Inc.*.....................          9,509
        600     HeadHunter.NET, Inc.*............          7,538
        600     Hollywood Park, Inc.*............         13,462
        100     Jupiter Communications, Inc.*....          3,025
        240     Kroll-O'Gara Co.*................          3,960
        480     Labor Ready, Inc.*...............          5,820
        100     Management Network Group, Inc.*..          3,262
        500     Men's Wearhouse (The), Inc.*.....         14,688
        570     Metamor Worldwide, Inc.*.........         16,601
        600     Modis Professional Services, Inc.*         8,550

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

     SHARES                                               VALUE
    ---------                                          ---------
                CONSUMER CYCLICAL (CONTINUED)

        350     On Assignment, Inc.*.............  $      10,456
        495     Pacific Sunwear of California, Inc.*      15,778
        330     Pegasus Systems Inc.*............         19,903
        200     Pinnacle Holdings, Inc.*.........          8,475
      1,040     Players International, Inc.*.....          8,547
        320     Pre-Paid Legal Services, Inc.*...          7,680
        130     ProBusiness Services, Inc.*......          4,680
        100     Quanta Services, Inc.*...........          2,825
        940     Romac International, Inc.*.......         12,631
        300     Smarterkids.com, Inc.*...........          2,175
        520     Source Information Management Co.*         8,710
        550     Steiner Leisure, Ltd.*...........          9,178
        500     Tower Automotive, Inc.*..........          7,719
        490     Travis Boats & Motors, Inc.*.....          5,880
                                                   -------------
                                                         302,209
                                                   -------------

                CONSUMER STAPLES - 6.41%

        500     ATS Medical, Inc.*...............          7,469
        660     CEC Entertainment, Inc.*.........         18,728
        210     Education Management Corp.*......          2,940
        370     FirstService Corp.*..............          5,064
        490     Isis Pharmaceuticals, Inc.*......          3,063
        562     King Pharmaceuticals, Inc.*......         31,507
        500     Natrol, Inc.*....................          3,500
        390     Ocular Sciences, Inc.*...........          7,361
        660     Orthodontic Centers of America, Inc.*      7,879
        300     Osteotech, Inc.*.................          4,013
        300     Patterson Dental Co.*............         12,788
        920     ProsoftTraining.com*.............          9,545
        300     Province Healthcare Co.*.........          5,700
        475     Renal Care Group, Inc.*..........         11,103
        500     Thoratec Laboratories Corp.*.....          4,875
        658     US Oncology, Inc.*...............          3,249
        300     Varian Medical Systems, Inc.*....          8,944
                                                   -------------
                                                         147,728
                                                   -------------

                ENERGY - 5.97%

        730     Cabot Oil & Gas Corp., Class A...         11,726
        800     Callon Petroleum Co.*............         11,850
        330     Devon Energy Corp................         10,849
        300     Evergreen Resources, Inc.*.......          5,925
        330     Global Industries, Ltd.*.........          2,846
        760     Marine Drilling Cos., Inc.*......         17,053
        440     Newfield Exploration Co.*........         11,770
        980     Newpark Resources, Inc.*.........          6,002
        430     Noble Affiliates, Inc............          9,218
        800     Pennaco Energy, Inc.*............          6,400
        600     Pride International, Inc.*.......          8,775
      1,000     Santa Fe Snyder Corp.*...........          8,000
        230     Stone Energy Corp.*..............          8,194
        800     Swift Energy Co.*................          9,200
        800     Vintage Petroleum, Inc.*.........          9,650
                                                   -------------
                                                         137,458
                                                   -------------

     SHARES                                               VALUE
    ---------                                          ---------

                CAPITAL GOODS AND CONSTRUCTION - 5.58%

        290     AAR Corp.........................  $       5,202
        440     Aeroflex, Inc.*..................          4,565
        170     Astec Industries, Inc.*..........          3,198
        400     Aviation Sales Co.*..............          6,600
        400     Casella Waste Systems, Inc., Class A*      7,550
        200     Cohu, Inc........................          6,200
        405     CUNO, Inc.*......................          8,385
        200     DuPont Photomasks, Inc.*.........          9,650
        100     Dycom Industries, Inc.*..........          4,406
        140     HEICO Corp.......................          3,054
        130     HEICO Corp., Class A.............          2,746
        520     Hexcel Corp.*....................          2,893
        550     Maverick Tube Corp.*.............         13,578
        300     Methode Electronics, Inc., Class A         9,637
        950     NS Group, Inc.*..................          7,244
      1,040     PCD, Inc.*.......................          7,020
        500     Presstek, Inc.*..................          6,938
        220     RTI International Metals, Inc.*..          1,650
        850     Titanium Metals Corp.............          3,825
        440     Wabash National Corp.............          6,600
        435     Westinghouse Air Brake Co........          7,721
                                                   -------------
                                                         128,662
                                                   -------------

                TRANSPORTATION - 2.71%

        430     Atlas Air, Inc.*.................         11,798
        695     Dynamex, Inc.*...................            695
        495     Eagle USA Airfreight, Inc.*......         21,347
        220     Expeditores International of
                Washington, Inc..................          9,639
        300     Tidewater, Inc...................         10,800
      1,160     Trico Marine Services, Inc.*.....          8,193
                                                   -------------
                                                          62,472
                                                   -------------

                UTILITIES - 2.59%

        470     Davel Communications Corp........          2,233
        220     Intermedia Communications, Inc.*.          8,539
        100     MasTec, Inc.*....................          4,450
        400     Price Communications Corp.*......         11,125
        100     Powertel, Inc.*..................         10,037
        310     WinStar Communications, Inc.*....         23,328
                                                   -------------
                                                          59,712
                                                   -------------

                COMMUNICATION SERVICES - 1.63%

        120     Hispanic Broadcasting Corp.*.....         11,066
        400     Radio Unica Communications Corp.*         11,550
        300     SportLine USA, Inc.*.............         15,037
                                                   -------------
                                                          37,653
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

     SHARES                                               VALUE
   ---------                                            ---------
                FINANCE - 0.71%

        400     Fidelity National Financial, Inc   $       5,750
        400     MFC Bancorp, Ltd.*...............          3,550
        400     Riggs National Corp..............          5,275
        460     Towne Services, Inc.*............          1,840
                                                   -------------
                                                          16,415
                                                   -------------
                TOTAL COMMON STOCKS .............      2,143,340
                                                   -------------
                (Cost $1,467,230)

    PAR VALUE
   -----------

REPURCHASE AGREEMENT - 6.81%

$   157,000     State Street Bank
                2.80%, 01/03/00, dated 12/31/99
                Repurchase Price $157,037
                (Collateralized by U.S. Treasury
                Note 8.88%, Due 08/15/17;
                Total Par $130,000
                Market Value $161,688)...........        157,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        157,000
                                                   -------------
                (Cost $157,000)

TOTAL INVESTMENTS - 99.80%.......................      2,300,340
                                                   -------------
(Cost $1,624,230)

NET OTHER ASSETS AND LIABILITIES - 0.20%.........          4,569
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,304,909
                                                   =============

-------------------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     COLUMBIA REAL ESTATE FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

     SHARES                                               VALUE
    ---------                                          ---------

COMMON STOCKS - 98.04%

                REAL ESTATE - 98.04%

        600     Alexandria Real Estate
                Equities Inc.                     $       19,088
      1,100     AMB Property Corp................         21,931
        800     Apartment Investment &
                Management Co....................         31,850
      1,400     Archstone Communities Trust......         28,700
      1,107     Avalon Bay Communities, Inc......         37,984
        600     Boston Properties, Inc...........         18,675
        800     Cabot Industrial Trust...........         14,700
      1,800     Catellus Development Corp.*......         23,062
        300     CenterPoint Properties Corp......         10,762
      1,300     Cousins Properties, Inc..........         44,119
      1,900     Equity Office Properties Trust...         46,788
      1,000     Equity Residential Properties Trust       42,688
      1,100     First Industrial Realty Trust....         30,181
      1,800     General Growth Properties........         50,400
      2,100     Host Marriott Corp...............         17,325
        800     Kimco Realty Corp................         27,100
      1,400     Liberty Property Trust...........         33,950
        800     Mack-Cali Realty Corp............         20,850
        700     Nationwide Health Properties, Inc.         9,625
        600     Pan Pacific Retail Properties, Inc.        9,787
        600     Post Properties, Inc.............         22,950
      1,100     Prentiss Properties Trust........         23,100
      2,600     ProLogis Trust...................         50,050
      2,600     Public Storage, Inc..............         58,988
      1,900     Reckson Associates Realty Corp...         38,950
      1,600     Simon Property Group, Inc........         36,700
      1,200     Spieker Properties, Inc..........         43,725
      1,035     Starwood Financial, Inc..........         17,530
        800     Starwood Hotels & Resorts
                Worldwide, Inc...................         18,800
        600     The Macerich Co..................         12,488
      2,700     TrizecHahn Corp..................         45,562
      1,700     Vornado Realty Trust.............         55,250
                                                   -------------
                TOTAL COMMON STOCKS .............        963,658
                                                   -------------
                (Cost $1,077,007)

     SHARES                                               VALUE
    ---------                                          ---------

INVESTMENT COMPANY - 2.37%

     23,239     Vista U.S. Government Money Market $      23,239
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         23,239
                                                   -------------
                (Cost $23,239)

TOTAL INVESTMENTS - 100.41%......................        986,897
                                                   -------------
(Cost $1,100,246)

NET OTHER ASSETS AND LIABILITIES - (0.41)%.......         (3,992)
                                                   -------------
NET ASSETS - 100.00%.............................  $     982,905
                                                   =============

-------------------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

     SHARES                                               VALUE
    ---------                                          ---------
COMMON STOCKS - 52.38%

                TECHNOLOGY - 14.22%

     26,000     America On Line, Inc.*...........  $   1,961,375
     21,000     Automatic Data Processing, Inc...      1,131,375
     30,000     Cisco Systems, Inc...............      3,213,750
     20,000     Dell Computer Corp.*.............      1,020,000
     25,000     EMC Corp.*.......................      2,731,250
     10,000     Hewlett-Packard Co...............      1,139,375
     18,000     Intel Corp.......................      1,481,625
     18,000     Lucent Technologies, Inc.........      1,346,625
     10,000     Microsoft Corp.*.................      1,167,500
                                                   -------------
                                                      15,192,875
                                                   -------------
                CONSUMER STAPLES - 11.58%

     24,000     Becton, Dickinson & Co...........        642,000
     16,000     Bestfoods, Inc...................        841,000
     29,000     Boston Scientific Corp.*.........        634,375
     28,000     Coca-Cola Enterprises, Inc.......        563,500
     42,000     Elan Corp. Plc, ADR*.............      1,239,000
     16,000     Forest Laboratories, Inc.........        983,000
     15,000     Genzyme Corp.*...................        675,000
     11,000     Gillette Co......................        453,062
     12,000     Lilly (Eli) & Co.................        798,000
     24,000     McDonald's Corp..................        967,500
     15,000     Merck & Co., Inc.................      1,005,937
     26,000     PepsiCo, Inc.....................        916,500
     27,000     Pfizer, Inc......................        875,812
      5,000     Procter & Gamble Co..............        547,812
     15,000     Warner-Lambert Co................      1,229,062
                                                   -------------
                                                      12,371,560
                                                   -------------
                FINANCE - 7.26%

     20,000     American International Group, Inc.     2,162,500
     11,000     Associates First Capital Corp.,
                Class A                                  301,812
     10,000     Bank One Corp....................        320,625
     13,000     Chase Manhattan Corp.............      1,009,937
     34,000     Citigroup, Inc...................      1,889,125
     15,000     Fannie Mae.......................        936,562
     13,000     Hartford Financial Services Group, Inc.  615,875
     13,000     Wells Fargo & Co.................        525,687
                                                   -------------
                                                       7,762,123
                                                   -------------
                CONSUMER CYCLICAL - 6.18%

     18,000     Black & Decker Corp..............        940,500
     18,000     Comcast Corp., Class A...........        910,125
     25,000     CVS Corp.........................        998,437
     11,000     Dayton Hudson Corp...............        807,812
     37,500     Home Depot, Inc..................      2,571,094
     13,000     Walgreen Co......................        380,250
                                                   -------------
                                                       6,608,218
                                                   -------------
                ENERGY - 4.75%

     26,000     Anadarko Petroleum Corp..........        887,250
     11,000     Chevron Corp.....................        952,875
     13,201     Exxon Mobil Corp.................      1,063,506


     SHARES                                               VALUE
    ---------                                          ---------
                ENERGY - (CONTINUED)

     26,000     Halliburton Co...................  $   1,046,500
     18,000     Schlumberger, Ltd................      1,012,500
      3,485     Transocean Sedco Forex, Inc......        117,394
                                                   -------------
                                                       5,080,025
                                                   -------------
                CAPITAL GOODS AND CONSTRUCTION - 4.30%

     21,000     Boeing Co........................        872,812
     13,000     General Electric Co..............      2,011,750
      6,000     Honeywell, Inc...................        346,125
     35,000     Tyco International, Inc..........      1,360,625
                                                   -------------
                                                       4,591,312
                                                   -------------
                UTILITIES - 2.43%

     36,000     MCI WorldCom, Inc.*..............      1,910,250
     14,000     SBC Communications, Inc..........        682,500
                                                   -------------
                                                       2,592,750
                                                   -------------
                TRANSPORTATION - 1.66%

     12,000     AMR Corp.*.......................        804,000
     60,000     Southwest Airlines Co............        971,250
                                                   -------------
                                                       1,775,250
                                                   -------------
                TOTAL COMMON STOCKS .............     55,974,113
                                                   -------------
                (Cost $37,724,890)

    PAR VALUE
   ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.01%

                U.S. TREASURY BONDS - 8.23%

 $  455,000     12.00%, 08/15/13.................        608,367
    450,000     7.50%, 11/15/16..................        481,739
    915,000     8.75%, 05/15/17..................      1,092,995
    690,000     8.88%, 08/15/17..................        834,017
    250,000     8.88%, 02/15/19..................        304,393
  1,200,000     8.75%, 05/15/20..................      1,452,756
    100,000     7.88%, 02/15/21..................        111,824
    300,000     8.13%, 08/15/21..................        344,271
    450,000     7.63%, 11/15/22..................        493,817
    400,000     7.13%, 02/15/23..................        416,428
    675,000     6.38%, 08/15/27..................        648,311
  1,190,000     6.13%, 11/15/27..................      1,108,271
    600,000     5.25%, 11/15/28..................        494,724
    485,000     5.25%, 02/15/29..................        401,813
                                                   -------------
                                                       8,793,726
                                                   -------------
                U.S. TREASURY NOTES - 6.15%

    250,000     5.75%, 11/15/00..................        249,335
  1,000,000     4.50%, 01/31/01..................        983,730
  1,000,000     5.25%, 05/31/01..................        987,450
    240,000     6.13%, 12/31/01..................        239,486
    500,000     5.88%, 09/30/02..................        495,040
    475,000     7.25%, 05/15/04..................        489,383
    250,000     7.25%, 08/15/04..................        257,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------
                U.S. TREASURY NOTES (CONTINUED)

 $  460,000     5.88%, 11/15/04..................  $     451,122
    800,000     5.63%, 02/15/06..................        765,840
    500,000     6.50%, 10/15/06..................        498,850
    300,000     6.13%, 08/15/07..................        292,770
    910,000     5.63%, 05/15/08..................        856,356
                                                   -------------
                                                       6,567,212
                                                   -------------
                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 2.61%

    500,000     5.50%, 05/15/02..................        488,085
  1,250,000     6.25%, 07/15/04..................      1,221,875
    930,000     6.63%, 09/15/09..................        903,263
    175,207     7.00%, 04/01/29, Pool # C00756, Gold     169,567
                                                   -------------
                                                       2,782,790
                                                   -------------
                GOVERNMENT NATIONAL
                MORTGAGE ASSOCIATION - 2.20%

    390,945     6.50%, 05/15/13, Pool # 473566...        379,338
     43,916     7.00%, 11/15/13, Pool # 780921...         43,463
     37,104     9.00%, 12/15/17, Pool # 780201...         39,144
    230,755     6.50%, 05/15/24, Pool # 780168...        219,000
    271,619     6.50%, 12/15/28, Pool # 495775...        254,895
    396,721     6.00%, 03/15/29, Pool # 476986...        360,766
    448,943     6.50%, 04/15/29, Pool # 474844....       421,302
    643,595     7.50%, 09/15/29, Pool # 466164...        636,355
                                                   -------------
                                                       2,354,263
                                                   -------------
                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 1.90%

    425,000     6.50%, 08/15/04..................        419,811
    520,000     6.38%, 06/15/09..................        496,397
    474,827     8.00%, 09/01/29, Pool # 511436...        478,683
    632,817     8.00%, 11/01/29, Pool # 535031...        637,955
                                                   -------------
                                                       2,032,846
                                                   -------------
                OTHER GOVERNMENT
                AGENCY BONDS - 0.46%

    500,000     A.I.D. Israel, Series 8-C
                Guaranteed: U.S. Government
                6.63%, 08/15/03..................        496,245
                                                   -------------

                FEDERAL HOME LOAN BANK - 0.46%

    500,000     5.88%, 08/15/01..................        495,535
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............     23,522,617
                                                   -------------
                (Cost $24,542,649)

    PAR VALUE                                             VALUE
    ---------                                          ---------

CORPORATE NOTES AND BONDS - 13.19%

 $  455,000     American Express Credit Corp.
                8.50%, 08/15/01..................  $     466,944
    250,000     Associates Corp. of North America
                7.88%, 09/30/01..................        254,062
    100,000     Bank One Milwaukee, N.A., MTN
                6.35%, 03/19/01..................         99,500
    250,000     Becton Dickinson
                7.15%, 10/01/09..................        241,875
    100,000     Becton Dickinson
                7.00%, 08/01/27..................         90,125
    150,000     Becton Dickinson
                6.70%, 08/01/28..................        130,125
    200,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16..................        180,250
    500,000     Caterpillar Financial Services Corp.
                Series F, MTN
                6.00%, 05/23/02..................        488,125
    300,000     Chase Manhattan Corp., MTN
                5.50%, 02/15/01..................        295,875
    250,000     CIT Group, Inc., MTN
                5.80%, 02/26/01..................        247,188
    250,000     Coca-Cola Enterprises, Inc.
                6.38%, 08/01/01..................        247,500
    300,000     Colgate Palmolive Co. Series C, MTN
                5.27%, 12/01/03..................        281,535
    500,000     DaimlerChrysler Corp. of
                North America, MTN
                6.84%, 10/15/02..................        498,125
    750,000     Diageo Capital Plc
                6.00%, 03/27/03..................        724,125
    100,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..................         94,250
    250,000     Ford Motor Credit Co.
                6.55%, 09/10/02..................        246,875
    250,000     Ford Motor Credit Co., Senior Note
                5.75%, 02/23/04..................        236,562
    150,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................        147,000
    250,000     Ford Motor Credit Co.
                6.38%, 12/15/05..................        239,375
    250,000     General Electric Capital Corp.
                Series A, MTN
                5.96%, 05/14/01..................        247,572
    190,000     General Motors Acceptance Corp.
                Senior Unsubordinated
                6.75%, 02/07/02..................        188,812
    150,000     Goldman Sachs Group, Inc.
                6.65%, 05/15/09..................        139,875
    135,000     Hershey Foods Corp.
                7.20%, 08/15/27..................        127,406
    200,000     Illinois Tool Works
                5.75%, 03/01/09..................        179,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------
CORPORATE NOTES AND BONDS (CONTINUED)

 $  100,000     International Business Machines Corp.
                6.22%, 08/01/27..................     $   96,625
    200,000     International Lease Finance Corp.
                6.20%, 05/01/00..................        199,974
    100,000     May Department Stores Co.
                7.45%, 10/15/16..................         97,250
    250,000     McDonald's Corp., Senior MTN
                5.95%, 01/15/08..................        230,625
    250,000     MCI Worldcom, Inc.
                6.13%, 04/15/02..................        244,375
    500,000     Mead Corp., Senior Note
                6.60%, 03/01/02..................        492,500
    250,000     Minnesota Mining and
                Manufacturing Co., Debenture
                6.38%, 02/15/28..................        213,438
    165,000     National Rural Utilities
                Collateral Trust
                5.50%, 01/15/05..................        151,388
    250,000     National Rural Utilities
                Cooperative Finance Corp.
                6.13%, 05/15/05..................        235,000
    250,000     National Rural Utilities
                Cooperative Finance Corp.
                5.75%, 11/01/08..................        223,438
    100,000     NationsBank Corp., Senior Note
                7.00%, 05/15/03..................         99,750
    300,000     Northern Telecom, Ltd., Yankee Note
                6.00%, 09/01/03..................        288,750
    250,000     Norwest Corp. Series H, MTN
                5.63%, 02/05/01..................        247,187
    400,000     Norwest Financial, Inc., Senior Note
                7.75%, 08/15/01..................        405,000
    100,000     PACCAR Financial Corp.
                Series H, Senior MTN
                5.86%, 03/15/01..................         98,750
    100,000     Parker Hannifin Corp.
                7.30%, 05/15/11..................         98,250
    150,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        140,813
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        226,563
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................        226,500
    155,000     Pitney Bowes Inc.
                5.95%, 02/01/05..................        146,863
    250,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................        249,375
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.50%, 09/15/05..................        238,125
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        237,812
    350,000     Quebec Province Senior
                Subordinated Notes
                5.75%, 02/15/09..................        310,688

    PAR VALUE                                             VALUE
    ---------                                          ---------
CORPORATE NOTES AND BONDS (CONTINUED)

$   250,000     Quebec Province
                7.50%, 09/15/29..................  $     242,813
    250,000     Sherwin-Williams Co., Senior Note
                6.50%, 02/01/02..................        247,500
    150,000     Sprint Capital Corp.
                5.88%, 05/01/04..................        142,313
     60,000     SunTrust Bank of Central Florida, MTN
                6.90%, 07/01/07..................         57,900
    250,000     Sysco Corp.
                7.25%, 04/15/07..................        248,438
     75,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         64,594
    400,000     Tele-Communication, Inc., Senior Note
                7.25%, 08/01/05..................        398,500
     95,000     Time Warner Entertainment, Debenture
                8.38%, 03/15/23..................         98,800
    100,000     Union Oil Co. of California, MTN
                Guaranteed: Unocal Corp.
                6.70%, 10/15/07..................         92,750
    250,000     Wachovia Bank NC, N.A.
                6.30%, 03/15/01..................        248,125
    250,000     Wal-Mart Stores, Senior Note
                6.75%, 05/15/02..................        250,000
    125,000     Wal-Mart Stores, Senior Note
                6.88%, 08/10/09..................        121,719
    500,000     Walt Disney Co., Senior Note
                6.38%, 03/30/01..................        497,500
    100,000     Xerox Corp.
                7.20%, 04/01/16..................         94,250
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS..     14,096,572
                                                   -------------
                (Cost $14,675,064)

ASSET-BACKED SECURITIES - 1.53%

    225,000     America Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        213,327
    250,000     Citibank Credit Card Master Trust I
                Series 1999-7, Class A
                6.65%, 11/15/06..................        245,756
    200,000     Daimler-Benz Vehicle Trust
                Series 1998-A, Class A4
                5.22%, 12/20/03..................        194,141
    250,000     Discover Card Master Trust I
                Series 1999-1, Class A
                5.30%, 08/15/04..................        241,640
     50,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A4
                6.40%, 10/15/02..................         49,609
     25,000     Green Tree Financial Corp.
                Series 1999-5, Class A2
                6.77%, 04/01/03..................         24,875
    200,000     MBNA Master Credit Card Trust
                Series 1999-I, Class A
                6.40%, 01/18/05..................        197,562

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------

ASSET-BACKED SECURITIES (CONTINUED)

 $  250,000     MBNA Master Credit Card Trust
                Series 1999-M, Class A
                6.60%, 04/16/07..................  $     245,703
    170,000     Premier Auto Trust
                Series 1999-3, Class A4
                6.43%, 03/08/04..................        168,441
     53,460     Rural Housing Trust, CMO
                Series 1987-1, Class D
                6.33%, 04/01/26..................         52,157
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,633,211
                                                   -------------
                (Cost $1,658,249)

     SHARES
   ----------

CONVERTIBLE PREFERRED STOCK - 0.18%

      3,000     Loral Space and Communications,
                Ltd., 6.00% (A)..................        189,390
                                                   -------------
                TOTAL CONVERTIBLE PREFERRED STOCK        189,390
                                                   -------------
                (Cost $162,772)

    PAR VALUE
   ----------

REPURCHASE AGREEMENT - 10.24%

 $10,944,000    State Street Bank
                2.80%, 01/03/00, dated 12/31/99
                Repurchase Price $10,946,554
                (Collateralized by U.S. Treasury
                Note 8.88%, due 08/15/17;
                Total Par $8,980,000
                Market Value $11,168,875)........     10,944,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......     10,944,000
                                                   -------------
                (Cost $10,944,000)

TOTAL INVESTMENTS - 99.53%.......................    106,359,903
                                                   -------------
(Cost $89,707,624)

NET OTHER ASSETS AND LIABILITIES - 0.47%.........        509,145
                                                   -------------
NET ASSETS - 100.00%.............................  $ 106,869,048
                                                   =============

-------------------------------------
*      Non-income producing security.
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, these securities amounted to $330,203 or 0.31% of net assets.
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.94%

                U.S. TREASURY BONDS - 24.06%

 $  300,000     12.00%, 08/15/13.................  $     401,121
     90,000     7.50%, 11/15/16..................         96,348
    200,000     8.88%, 08/15/17..................        241,744
    400,000     9.00%, 11/15/18..................        491,716
    775,000     8.75%, 05/15/20..................        938,238
    325,000     7.88%, 02/15/21..................        363,428
    200,000     8.13%, 08/15/21..................        229,514
    250,000     7.13%, 02/15/23..................        260,268
    595,000     6.38%, 08/15/27..................        571,474
    290,000     6.13%, 11/15/27..................        270,083
    100,000     5.50%, 08/15/28..................         85,358
    490,000     5.25%, 11/15/28..................        404,025
  1,180,000     5.25%, 02/15/29..................        977,606
    150,000     6.13%, 08/15/29..................        143,012
                                                   -------------
                                                       5,473,935
                                                   -------------

                FEDERAL NATIONAL
                MORTGAGE ASSOCIATION - 4.86%

    250,000     6.38%, 06/15/09..................        238,653
    256,566     7.00%, 08/01/14..................        253,597
    300,000     6.16%, 08/07/28..................        262,698
    348,961     8.00%, 10/01/29..................        351,795
                                                   -------------
                                                       1,106,743
                                                   -------------

                U.S. TREASURY NOTES - 4.46%

    200,000     6.38%, 03/31/01..................        200,504
    300,000     6.63%, 06/30/01..................        301,785
    200,000     5.50%, 07/31/01..................        197,916
     75,000     5.88%, 11/30/01..................         74,523
     50,000     5.88%, 09/30/02..................         49,504
    100,000     4.25%, 11/15/03..................         92,926
    100,000     5.88%, 02/15/04..................         98,329
                                                   -------------
                                                       1,015,487
                                                   -------------

                OTHER GOVERNMENT AGENCY BONDS - 2.79%

    150,000     A.I.D. Israel, Series 8-C
                Guaranteed: U.S. Government
                6.63%, 08/15/03..................        148,874
    200,000     Private Export Funding Corp.
                6.49%, 07/15/07..................        194,250
    300,000     Tennessee Valley Authority Power
                Board Class 1993, Series C
                6.13%, 07/15/03..................        292,125
                                                   -------------
                                                         635,249
                                                   -------------

                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 1.50%

    150,000     6.25%, 07/15/04..................        146,625
    200,000     6.63%, 09/15/09..................        194,250
                                                   -------------
                                                         340,875
                                                   -------------
    PAR VALUE                                             VALUE
    ---------                                          ---------

                U.S. TREASURY STRIPS - 1.27%

 $  500,000     4.86%, 05/15/08, Interest only (A) $     287,400
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............      8,859,689
                                                   -------------
                (Cost $9,390,153)

CORPORATE NOTES AND BONDS - 34.64%

                UTILITIES - 10.98%

    250,000     Baltimore Gas and Electric
                First Mortgage
                6.50%, 02/15/03..................        245,937
    400,000     GTE Florida, Inc.,
                Debenture, Series A
                6.31%, 12/15/02..................        392,500
    250,000     MCI Worldcom, Inc., Note
                6.13%, 04/15/02..................        244,375
    500,000     National Rural Utilities
                Collateral Trust
                6.38%, 10/15/04..................        481,250
    250,000     National Rural Utilities
                Collateral Trust
                5.50%, 01/15/05..................        229,375
    100,000     National Rural Utilities
                Collateral Trust
                6.20%, 02/01/08..................         92,625
    500,000     Pacificorp First Mortgage
                6.38%, 05/15/08..................        463,125
    150,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        142,687
    225,000     Sprint Capital Corp.
                Company Guaranty
                6.90%, 05/01/19..................        205,312
                                                   -------------
                                                       2,497,186
                                                   -------------

                CONSUMER STAPLES - 9.11%

    300,000     Heinz (H.J.) Co. Euro-Dollar, Debenture
                5.75%, 02/03/03..................        287,880
    440,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................        415,250
    200,000     McDonald's Corp., Senior MTN
                5.95%, 01/15/08..................        184,500
    400,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        362,500
    400,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        344,500
    225,000     Time Warner Entertainment Co.
                Debenture
                8.38%, 03/15/23..................        234,000
    250,000     Wal-Mart Stores, Inc., Senior Note
                6.88%, 08/10/09..................        243,437
                                                   -------------
                                                       2,072,067
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------
                FINANCE - 6.18%

 $  500,000     Bank One Milwaukee National
                Association, MTN
                6.35%, 03/19/01..................  $     497,500
    500,000     Ford Motor Credit Co., Senior Note
                6.50%, 02/28/02..................        494,375
    250,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................        245,000
     75,000     Goldman Sachs Group, Note
                6.65%, 05/15/09..................         69,937
    100,000     SunTrust Bank Atlanta
                Subordinated Note, MTN
                7.25%, 09/15/06..................         98,375
                                                   -------------
                                                       1,405,187
                                                   -------------

                TECHNOLOGY - 4.26%

    175,000     International Business
                Machines Corp., MTN
                5.95%, 06/02/03..................        169,312
    100,000     International Business
                Machines Corp., Debenture
                6.22%, 08/01/27..................         96,625
    135,000     Pitney Bowes, Inc., Note
                5.95%, 02/01/05..................        127,912
    350,000     Telecom de Puerto Rico Co., Note
                6.15%, 05/15/02..................        341,228
    250,000     Telecom de Puerto Rico Co., Note
                6.65%, 05/15/06..................        235,502
                                                   -------------
                                                         970,579
                                                   -------------

                HEALTHCARE - 1.69%

    400,000     Abbott Laboratories
                6.40%, 12/01/06..................        385,500
                                                   -------------

                CAPITAL GOODS AND CONSTRUCTION - 1.18%

    300,000     Illinois Tool Works, Note
                5.75%, 03/01/09..................        268,875
                                                   -------------

                BASIC MATERIALS - 0.75%

    200,000     Minnesota Mining &
                Manufacturing Co., Debenture
                6.38%, 02/15/28..................        170,750
                                                   -------------

                REGIONAL AGENCIES - 0.49%

    125,000     Quebec Province
                Senior Unsubordinated Notes
                5.75%, 02/15/09..................        111,250
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      7,881,394
                                                   -------------

                (Cost $8,357,556)
    PAR VALUE                                             VALUE
    ---------                                          ---------

MORTGAGE-BACKED SECURITIES - 14.95%

                GOVERNMENT NATIONAL
                MORTGAGE ASSOCIATION - 9.95%

$   224,470     6.50%, 10/15/13, Pool # 446759...     $  217,806
    272,895     6.75%, 07/20/22, Pool # 008022 (B)       275,580
    206,572     7.50%, 10/15/27, Pool # 455324...        204,248
    245,126     7.00%, 01/15/29, Pool # 499333...        236,699
    234,712     7.00%, 02/15/29, Pool # 486937...        226,642
    750,753     7.00%, 02/15/29, Pool # 492173...        724,942
    239,708     6.00%, 03/15/29, Pool # 464632...        217,983
    163,103     7.50%, 09/15/29, Pool # 508805...        161,268
                                                   -------------
                                                       2,265,168
                                                   -------------

                FEDERAL HOME LOAN
                MORTGAGE CORPORATION - 3.26%

    250,000     6.00%, 04/15/22, Pool #  2118QC, CMO     234,608
    179,576     6.50%, 10/15/23, Pool # 001990...        176,040
    321,718     8.50%, 10/01/29, Pool # G01072, Gold     330,562
                                                   -------------
                                                         741,210
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 1.74%

    135,735     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................        134,801
    267,299     Rural Housing Trust 1987-1
                Series 1, Class D, CMO
                6.33%, 04/01/26..................        260,784
                                                   -------------
                                                         395,585
                                                   -------------
                MORTGAGE-BACKED SECURITIES ......      3,401,963
                                                   -------------
                (Cost $3,527,272)

ASSET-BACKED SECURITIES - 8.97%

    300,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................        284,436
    100,000     Capital Auto Receivables Asset Trust
                Series 1999-1, Class A2
                5.58%, 06/15/02..................         98,593
    400,000     Citibank Credit Card Master Trust I
                Series 1998-6
                5.85%, 04/10/03..................        395,372
    100,000     Daimler-Benz Vehicle Trust
                Series 1998-A, Class A4
                5.22%, 12/20/03..................         97,070
    500,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A4
                6.40%, 10/15/02..................        496,090

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------
ASSET-BACKED SECURITIES (CONTINUED)

 $  500,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06..................  $     472,030
    200,000     MBNA Master Credit Card Trust
                Series 1999-M, Class A
                6.60%, 04/16/07..................        196,563
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      2,040,154
                                                   -------------
                (Cost $2,066,139)

REPURCHASE AGREEMENT - 1.55%

    353,000     State Street Bank
                2.80%, 01/03/00, dated 12/31/99
                Repurchase Price $353,08
                (Collateralized by U.S. Treasury
                 Bond 8.88%, due 08/15/17;
                Total Par $290,000
                Market Value $360,688)...........        353,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        353,000
                                                   -------------
                (Cost $353,000)

TOTAL INVESTMENTS - 99.05%.......................     22,536,200
                                                   -------------
(Cost $23,694,120)
NET OTHER ASSETS AND LIABILITIES - 0.95%.........        216,455
                                                   -------------
NET ASSETS - 100.00%.............................  $  22,752,655
                                                   =============

---------------------------------------------
(A) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(B) Variable rate bond. Rate shown reflects the rate in effect at December 31, 1999.
CMO     Collateralized Mortgage Obligation
MTN     Medium Term Note

                       SEE NOTES 6TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------
CORPORATE NOTES AND BONDS - 90.48%

                COMMUNICATION - 23.74%

 $  140,000     Century Communications
                Senior Notes
                8.64%, 03/15/03 (B)..............  $     100,100
     35,000     Comcast Corp.
                Senior Subordinated Debentures
                9.50%, 01/15/08..................         36,225
     50,000     Crown Castle International Corp.
                Senior Notes
                9.00%, 05/15/11..................         49,125
     75,000     CSC Holdings, Inc., Debentures
                8.13%, 08/15/09..................         75,000
     25,000     Fox Sports Networks LLC
                Senior Notes
                8.88%, 08/15/07..................         25,625
     25,000     Jones Intercable, Inc.
                Senior Notes
                8.88%, 04/01/07..................         26,250
     50,000     Lenfest Communications
                Senior Notes
                8.38%, 11/01/05..................         51,938
    100,000     Level 3 Communications, Inc.
                Senior Notes
                9.13%, 05/01/08 (A)..............         94,500
     50,000     Nextlink Communications
                Senior Discount Note
                9.45%, 04/15/08 (A)..............         31,125
     25,000     Rogers Communications
                Yankee Notes
                8.88%, 07/15/07..................         25,406
     50,000     Unisys Corp., Senior Notes
                11.75%, 10/15/04.................         55,000
                                                   -------------
                                                         570,294
                                                   -------------

                CONSUMER CYCLICAL - 21.93%

     50,000     Harrahs Operating Co., Inc.
                7.88%, 12/15/05..................         48,250
    100,000     Hollinger International Publishing
                8.63%, 03/15/05..................         99,250
     50,000     International Game Technology
                Senior Notes
                7.88%, 05/15/04 (A)..............         48,750
    100,000     Outdoor Systems, Inc.
                Senior Subordinated Notes
                9.38%, 10/15/06..................        105,000
     50,000     Park Place Entertainment
                Senior Notes
                8.50%, 11/15/06..................         49,500
     75,000     Station Casinos, Inc.
                Senior Subordinated Notes
                9.75%, 04/15/07..................         76,875


    PAR VALUE                                             VALUE
    ---------                                          ---------
                CONSUMER CYCLICAL (CONTINUED)

$   100,000     Zale Corp., Senior Notes, Series B
                8.50%, 10/01/07..................  $      99,375
                                                   -------------
                                                         527,000
                                                   -------------

                CAPITAL GOODS - 20.28%

    100,000     AES Corp.
                Senior Subordinated Notes
                8.38%, 08/15/07..................         92,750
     35,000     Hayes Wheels International, Inc.,
                Series B
                9.13%, 07/15/07..................         34,300
     50,000     Lear Corp., Senior Notes
                7.96%, 05/15/05 (A)..............         48,062
    100,000     Newpark Resources, Inc., Series B
                8.63%, 12/15/07..................         94,625
     35,000     Silgan Holdings, Inc.
                Senior Subordinated Debentures
                9.00%, 06/01/09..................         33,688
    100,000     United Stationers Supply
                Senior Subordinated Notes
                8.38%, 04/15/08 (A)..............         91,750
    100,000     Westpoint Stevens, Inc., Senior Notes
                7.88%, 06/15/05 (A)..............         92,000
                                                   -------------
                                                         487,175
                                                   -------------

                HEALTH CARE - 7.12%

     40,000     Conmed Corp., Senior Notes
                9.00%, 03/15/08..................         36,350
     50,000     Health Care Properties
                6.88%, 06/08/05..................         43,375
     35,000     HEALTHSOUTH Corp.
                Senior Subordinated Notes
                9.50%, 04/01/01..................         35,000
     10,000     Tenet Healthcare Corp.
                Senior Notes
                8.63%, 12/01/03..................          9,800
     50,000     Tenet Healthcare Corp.
                Senior Subordinated Notes
                8.13%, 12/01/08 (A)..............         46,688
                                                   -------------
                                                         171,213
                                                   -------------

                UTILITIES - 5.97%

     15,000     CMS Energy Corp.
                Coupon Pass-Through Certificates
                7.00%, 01/15/05..................         13,781
    100,000     Flag, Ltd., Senior Notes
                8.25%, 01/30/08 (A)..............         92,000
     37,805     Niagara Mohawk Power
                Senior Notes, Series D
                7.25%, 10/01/02..................         37,616
                                                   -------------
                                                         143,397
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

    PAR VALUE                                             VALUE
    ---------                                          ---------
                BASIC MATERIALS - 4.47%

 $   50,000     Ball Corp., Senior Notes
                8.25%, 08/01/08 (A)..............  $      49,125
     50,000     Scotts Co.
                Senior Subordinated Notes
                8.63%, 01/15/09 (A)..............         49,000
     10,000     Webb (Del E.)
                Senior Subordinated Debentures
                9.00%, 02/15/06..................          9,300
                                                   -------------
                                                         107,425
                                                   -------------

                ENERGY - 3.08%

     25,000     Pride International, Inc.
                Senior Notes
                10.00%, 06/01/09.................         25,563
     50,000     Santa Fe Snyder Corp.
                Senior Notes
                8.05%, 06/15/04..................         48,500
                                                   -------------
                                                          74,063
                                                   -------------
                CONSUMER STAPLES - 2.95%

     25,000     Cinemark USA, Inc.
                Senior Subordinated Notes, Series B
                9.63%, 08/01/08..................         23,125
     50,000     Tricon Global Restaurant
                Senior Notes
                7.45%, 05/15/05..................         47,687
                                                   -------------
                                                          70,812
                                                   -------------

                TRANSPORTATION - 0.94%

     25,000     Teekay Shipping Corp.
                Yankee Notes
                8.32%, 02/01/08..................         22,500
                                                   -------------
                TOTAL CORPORATE OBLIGATIONS .....      2,173,879
                                                   -------------
                (Cost $2,226,034)

    PAR VALUE                                             VALUE
    ---------                                          ---------

U.S. GOVERNMENT OBLIGATION - 6.23%

                U.S. TREASURY BILL - 6.23%

$      150,000  4.12%, 01/20/00 (C).............. $      149,674
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION         149,674
                                                   -------------
                (Cost $149,674)

    SHARES
  ----------

INVESTMENT COMPANY - 2.40%

     57,515     Vista U.S. Government Money Market        57,515
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         57,515
                                                   -------------
                (Cost $57,515)

TOTAL INVESTMENTS - 99.11%.......................      2,381,068
                                                   -------------
(Cost $2,433,223)
NET OTHER ASSETS AND LIABILITIES - 0.89%.........         21,490
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,402,558
                                                   =============

-----------------------------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, these securities amounted to $643,000 or 26.76% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C)    Discounted yield at time of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

--------------------------------------------------------------------------------
     THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                              MONEY MARKET      EQUITY    GROWTH AND INCOME  SMALL COMPANY
                                                 FUND            FUND           FUND          GROWTH FUND
                                              ------------  ------------  -----------------  -------------
ASSETS:

   Investments (Note 2):
     Investments at cost.................      $  19,747,301  $   79,804,765  $      10,737,081  $   1,467,230
     Repurchase Agreement................          2,356,000       2,654,000            812,000        157,000
     Net unrealized appreciation (depreciation)           --      37,540,467            892,650        676,110
                                                 -----------    ------------  -----------------  -------------
       Total investments at value........         22,103,301     119,999,232         12,441,731      2,300,340
   Cash..................................                 33           1,773                656            712
   Receivable for investments sold.......                 --              --                 --          7,102
   Receivable for shares sold............                 --              --                 --             --
   Interest and dividend receivable......              4,077          44,000             18,665            105
   Receivable from Investment Advisor (Note 4)            --              --                 --          6,790
   Deferred organizational expense (Note 2)               --              --              6,979          7,244
                                                 -----------    ------------  -----------------  -------------
     Total Assets........................         22,107,411     120,045,005         12,468,031      2,322,293
                                                 -----------    ------------  -----------------  -------------


LIABILITIES:

   Dividends Payable.....................            101,637           7,472              1,086             --
   Payable for investments purchased.....                 --              --             11,183             --
   Payable to custodian..................                 --              --                 --             --
   Payable for shares repurchased........            160,261         105,227              4,195              3
   Advisory fee payable (Notes 3 & 4)....              2,696          72,721              7,610             --
   Payable to Administrator (Notes 3 & 4)              2,599          11,474              3,270          3,018
   Trustees' fees and expenses payable (Note 3)          602           4,210                140             27
   Accrued expenses and other payables...             22,611          45,015             16,742         14,336
                                                 -----------    ------------  -----------------  -------------
     Total Liabilities...................            290,406         246,119             44,226         17,384
                                                 -----------    ------------  -----------------  -------------
NET ASSETS..............................       $  21,817,005  $  119,798,886  $      12,423,805  $   2,304,909
                                               =============  ==============  =================  =============

NET ASSETS CONSIST OF:
   Par value (Note 5)....................      $      21,817  $        5,395  $           1,143  $         161
   Paid-in capital in excess of par value         21,795,028      79,760,653         11,646,507      1,445,038
   Undistributed (overdistributed)
     net investment income...............                263          (1,184)              (117)           (19)
   Accumulated net realized gain (loss)
     on investments sold.................               (103)      2,493,555           (116,378)       183,619
   Net unrealized appreciation (depreciation)
     of investments......................                 --      37,540,467            892,650        676,110
                                                 -----------    ------------  -----------------  -------------
TOTAL NET ASSETS.........................      $  21,817,005  $  119,798,886  $      12,423,805  $   2,304,909
                                               =============  ==============  =================  =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING         21,816,845       5,394,734          1,143,071        161,307

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding).....      $        1.00  $        22.21  $           10.87  $       14.29
                                               =============  ==============  =================  =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                               COLUMBIA REAL ESTATE  ASSET ALLOCATION  HIGH QUALITY  COLUMBIA HIGH
                                                  EQUITY FUND II          FUND          BOND FUND    YIELD FUND II
                                              ---------------------  ----------------  ------------  -------------
ASSETS:

   Investments (Note 2):
     Investments at cost.................      $          1,100,246  $     78,763,624  $ 23,341,120  $   2,433,223
     Repurchase Agreement................                        --        10,944,000       353,000             --
     Net unrealized appreciation (depreciation)            (113,349)        16,652,27    (1,157,920)       (52,155)
                                               --------------------  ----------------  ------------  -------------
       Total investments at value........                   986,897       106,359,903    22,536,200      2,381,068
   Cash..................................                        --             1,248         2,161             --
   Receivable for investments sold.......                        --                --            --             --
   Receivable for shares sold............                        --                --        24,166             --
   Interest and dividend receivable......                     9,348           698,338       347,637         42,032
   Receivable from Investment Advisor (Note 4)                5,988                --            --          4,097
   Deferred organizational expense (Note 2)                   6,973                --            --          6,973
                                               --------------------  ----------------  ------------  -------------
     Total Assets........................                 1,009,206       107,059,489    22,910,164      2,434,170
                                               --------------------  ----------------  ------------  -------------


LIABILITIES:

   Dividends Payable.....................                        --             1,584       118,345         15,705
   Payable for investments purchased.....                    12,040                --            --             --
   Payable to custodian..................                        --                --            --            378
   Payable for shares repurchased........                       106            58,261            --             --
   Advisory fee payable (Notes 3 & 4)....                        --            67,095         7,781             --
   Payable to Administrator (Notes 3 & 4)                     2,281            11,943         2,096          2,718
   Trustees' fees and expenses payable (Note 3)                  18             2,364         1,078             50
   Accrued expenses and other payables...                    11,856            49,194        28,209         12,761
                                               --------------------  ----------------  ------------  -------------
     Total Liabilities...................                    26,301           190,441       157,509         31,612
                                               --------------------  ----------------  ------------  -------------
NET ASSETS..............................       $            982,905  $    106,869,048  $ 22,752,655  $   2,402,558
                                               ====================  ================  ============  =============

NET ASSETS CONSIST OF:
   Par value (Note 5)....................      $                122  $          6,303  $      2,343  $         248
   Paid-in capital in excess of par value                 1,134,151        90,534,669    24,255,254      2,491,959
   Undistributed (overdistributed)
     net investment income...............                     2,814                56        12,474          4,176
   Accumulated net realized gain (loss)
     on investments sold.................                   (40,833)         (324,259)     (359,496)       (41,670)
   Net unrealized appreciation (depreciation)
     of investments......................                  (113,349)       16,652,279    (1,157,920)       (52,155)
                                               --------------------  ----------------  ------------  -------------
TOTAL NET ASSETS.........................      $            982,905  $    106,869,048  $ 22,752,655  $   2,402,558
                                               ====================  ================  ============  =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                   121,635         6,302,998     2,342,807        247,638

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding).....      $               8.08  $          16.96  $       9.71  $        9.70
                                               ====================  ================  ============  =============

--------------------------------------------------------------------------------
     THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                              MONEY MARKET      EQUITY    GROWTH AND INCOME  SMALL COMPANY
                                                 FUND            FUND           FUND          GROWTH FUND
                                              ------------  ------------  -----------------  -------------

INVESTMENT INCOME:

   Interest  (Note 2).....................    $    968,690  $    130,445  $          55,104  $       5,787
   Dividends (Note 2).....................              --       742,119            137,074          1,173
                                              ------------  ------------  -----------------  -------------
      Total investment income.............         968,690       872,564            192,178          6,960
                                              ------------  ------------  -----------------  -------------

EXPENSES:

   Investment advisory fees (Note 3)......          74,739       765,471             75,455         11,249
   Administration fees (Note 3)...........          15,882        86,753              8,552          1,275
   Custody fees...........................          14,129        19,854             17,209         26,772
   Fund accounting fees (Note 3)..........          22,629        42,087             29,425         35,191
   Professional fees......................          15,412        25,123             12,721         11,935
   Trustees' fees (Note 3)................             282         2,694                166             36
   Amortization of organization costs (Note 2)          --            --              2,197          2,197
   Reports to shareholders................           8,095        37,412              4,113            746
   Miscellaneous..........................           1,767         3,806                444            100
                                              ------------  ------------  -----------------  -------------
      Total expenses before
         reimbursement/waiver.............         152,935       983,200            150,282         89,501
      Less: reimbursement/waiver (Note 4).         (77,135)           --                (72)       (65,504)
                                              ------------  ------------  -----------------  -------------
      Total expenses net of
         reimbursement/waiver.............          75,800       983,200            150,210         23,997
                                              ------------  ------------  -----------------  -------------
NET INVESTMENT INCOME (LOSS)..............         892,890      (110,636)            41,968        (17,037)
                                              ------------  ------------  -----------------  -------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold         --    11,475,406             79,800        361,486
   Net change in unrealized
   appreciation (depreciation) of investments           --    14,108,713            481,482        614,996
                                              ------------  ------------  -----------------  -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS................              --    25,584,119            561,282        976,482
                                              ------------  ------------  -----------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................    $    892,890  $ 25,473,483  $         603,250  $     959,445
                                              ============  ============  =================  =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                               COLUMBIA REAL ESTATE  ASSET ALLOCATION  HIGH QUALITY  COLUMBIA HIGH
                                                  EQUITY FUND II          FUND          BOND FUND    YIELD FUND II
                                              ---------------------  ----------------  ------------  -------------
INVESTMENT INCOME:
   Interest  (Note 2).....................
   Dividends (Note 2).....................
                                               $              1,809  $      2,881,285  $  1,483,062  $     202,583
      Total investment income.............                   59,060           392,444            --          1,933
                                              ---------------------  ----------------  ------------  -------------
                                                             60,869         3,273,729     1,483,062        204,516
EXPENSES:                                      --------------------  ----------------  ------------  -------------

   Investment advisory fees (Note 3)......
   Administration fees (Note 3)...........                    6,980           707,718       128,753         14,268
   Custody fees...........................                      791            80,208        19,899          2,021
   Fund accounting fees (Note 3)..........                    6,687            29,103        21,723          5,950
   Professional fees......................                   25,577            62,368        34,222         29,899
   Trustees' fees (Note 3)................                   12,501            33,431        22,447         12,880
   Amortization of organization costs (Note 2)                   22             1,256           954             65
   Reports to shareholders................                    2,197                --            --          2,197
   Miscellaneous..........................                      176            41,657        10,723          1,210
                                                                 99             6,346         1,838            201
      Total expenses before                    --------------------  ----------------  ------------  -------------
         reimbursement/waiver.............
      Less: reimbursement/waiver (Note 4).                   55,030           962,087       240,559         68,691
                                                            (39,207)               --       (89,706)       (30,632)
      Total expenses net of                    --------------------  ----------------  ------------  -------------
         reimbursement/waiver.............
                                                             15,823           962,087       150,853         38,059
NET INVESTMENT INCOME (LOSS)..............     --------------------  ----------------  ------------  -------------
                                                             45,046         2,311,642     1,332,209        166,457
                                               --------------------  ----------------  ------------  -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold
   Net change in unrealized                                 (48,332)          865,351      (333,729)       (41,541)
   appreciation (depreciation) of investments
                                                            (33,881)        3,331,615    (1,922,292)      (110,950)
                                               --------------------  ----------------  ------------  -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS................
                                                            (82,213)        4,196,966    (2,256,021)      (152,491)
                                               --------------------  ----------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................
                                               $            (37,167) $      6,508,608  $   (923,812) $      13,966
                                               ====================  ================  ============  =============

                                       35

--------------------------------------------------------------------------------
     THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                   MONEY MARKET FUND              EQUITY FUND            GROWTH AND INCOME FUND
                                              ------------------------      -------------------------    -------------------------
                                                                                                            YEAR        PERIOD
                                                     YEARS ENDED                  YEARS ENDED              ENDED        ENDED
                                                     DECEMBER 31,                 DECEMBER 31,           DECEMBER 31,  DECEMBER 31,
                                                  1999         1998            1999          1998           1999        1998(1)
                                              ------------ -----------     --------------  -----------    ------------  ------------

NET ASSETS AT BEGINNING OF PERIOD...........  $ 16,821,240  $ 15,329,905   $  92,619,906  $  69,862,961  $  7,636,750  $       10(a)
                                              ------------  ------------   -------------  -------------  ------------  ----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss).............       892,890       816,571        (110,636)       489,109        41,968      24,019
   Net realized gain (loss) on investments
     sold                                               --            --      11,475,406     19,517,742        79,800     (27,996)
   Net change in unrealized appreciation
     (depreciation)of investments..........             --            --      14,108,713     (2,709,366)      481,482     411,168
                                               -----------   -----------    ------------    -----------   -----------  ----------
      Net increase (decrease) in net assets
         resulting from operations..........       892,890       816,571      25,473,483     17,297,485       603,250     407,191
                                               -----------   -----------    ------------    -----------   -----------  ----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income....................      (892,890)     (816,592)             --       (505,469)      (41,968)    (24,019)
   In excess of net investment income.......            --            --              --             --        (3,331)     (2,926)
   Net realized gain on investments.........            --            --     (10,040,586)   (18,138,988)      (79,800)         --
   In excess of net realized gain on
     investments                                        --            --              --             --       (88,502)         --
                                               -----------   -----------    ------------    -----------  -----------   ----------
      Total Dividends.......................      (892,890)     (816,592)    (10,040,586)   (18,644,457)     (213,601)    (26,945)
                                               -----------   -----------    ------------    -----------   -----------  ----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.........    17,450,873    12,419,269      11,000,562     12,269,094     5,127,064   7,580,935
   Issued to shareholders in reinvestment
      of dividends..........................       791,253       816,592      10,033,114     18,644,457       212,515      26,945
   Cost of shares repurchased...............   (13,246,361)  (11,744,505)     (9,287,593)    (6,809,634)     (942,173)   (351,386)
                                               -----------   -----------    ------------    -----------   -----------  ----------
      Net increase from share transactions..     4,995,765     1,491,356      11,746,083     24,103,917     4,397,406   7,256,494
                                               -----------   -----------    ------------    -----------  -----------   ----------
      Net increase in net assets............     4,995,765     1,491,335      27,178,980     22,756,945     4,787,055   7,636,740
                                               -----------   -----------    ------------    -----------   -----------  ----------

NET ASSETS AT END OF PERIOD
(INCLUDING LINE A)                            $ 21,817,005  $ 16,821,240    $119,798,886  $  92,619,906  $ 12,423,805  $7,636,750
                                              ============  ============    ============  =============  ============   ==========

(A) Undistributed (overdistributed)
      net investment income.................  $        263  $        263    $     (1,184) $          --  $       (117) $       --
                                              ============  ============    ============  =============  ============  ==========

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.....................................    17,450,873    12,419,269         529,795        581,676       471,583     773,404
   Issued to shareholders in reinvestment
      of dividends..........................       791,253       816,592         487,786      1,012,617        20,316       2,801
   Repurchased..............................   (13,246,361)  (11,744,505)       (446,526)      (321,065)      (87,665)    (37,369)
                                              ------------  ------------     -----------    -----------  ------------  ----------
      Net increase in shares outstanding....     4,995,765     1,491,356         571,055      1,273,228       404,234     738,836
                                              ============  ============    ============  =============  ============  ==========


-------------------------------------

(1) The Fund commenced operations on March 4, 1998.
(2) The Fund commenced operations on April 17, 1998.
(3) The Fund commenced operations on March 3, 1998.
(a) Amount represents initial seed money.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                    SMALL COMPANY             COLUMBIA REAL ESTATE           ASSET ALLOCATION
                                                     GROWTH FUND                 EQUITY FUND II                    FUND
                                               --------------------------    --------------------------   -------------------------
                                                  YEAR         PERIOD            YEAR        PERIOD
                                                  ENDED         ENDED            ENDED        ENDED              YEARS ENDED
                                               DECEMBER 31,  DECEMBER 31,    DECEMBER 31,  DECEMBER 31,          DECEMBER 31,
                                                   1999         1998(2)           1999        1998(3)          1999          1998
                                               ------------  ------------    ------------  ------------   ------------  -----------

NET ASSETS AT BEGINNING OF PERIOD...........    $1,142,673    $       10(a)    $784,016      $250,000(a)  $ 78,586,004  $42,535,206
                                                ----------    ----------       --------      --------     ------------  -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss).............       (17,037)       (3,245)        45,046        21,823        2,311,642    1,646,677
   Net realized gain (loss) on investments sold    361,486       (72,146)       (48,332)       (1,622)         865,351      668,851
   Net change in unrealized appreciation
     (depreciation)of investments..........        614,996        61,114        (33,881)      (79,468)       3,331,615    7,770,082
                                                ----------    ----------       --------      --------     ------------  -----------
      Net increase (decrease) in net assets
         resulting from operations..........       959,445       (14,277)       (37,167)      (59,267)       6,508,608   10,085,610
                                                ----------    ----------       --------      --------     ------------  -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income....................            --            --        (38,564)      (20,397)      (2,311,642)  (1,658,095)
   In excess of net investment income.......            --          (666)            --            --           (7,365)      (7,406)
   Net realized gain on investments.........       (90,900)           --             --            --         (865,351)    (954,596)
   In excess of net realized gain on investments        --            --             --            --          (63,437)    (241,887)
                                                ----------    ----------       --------      --------     ------------  -----------
      Total Dividends.......................       (90,900)         (666)       (38,564)      (20,397)      (3,247,795)  (2,861,984)
                                                ----------    ----------       --------      --------     ------------  -----------
SHARE TRANSACTIONS:
   Net proceeds from sale of shares.........       376,912     1,167,022        352,248       643,056       25,773,603   29,289,514
   Issued to shareholders in reinvestment
      of dividends..........................        90,900           666         38,564        20,397        3,246,211    2,861,984
   Cost of shares repurchased...............      (174,121)      (10,082)      (116,192)      (49,773)      (3,997,583)  (3,324,326)
                                                ----------    ----------       --------      --------     ------------  -----------
      Net increase from share transactions..       293,691     1,157,606        274,620       613,680       25,022,231   28,827,172
                                                ----------    ----------       --------      --------     ------------  -----------
      Net increase in net assets............     1,162,236     1,142,663        198,889       534,016       28,283,044   36,050,798
                                                ----------    ----------       --------      --------     ------------  -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)  $2,304,909    $1,142,673       $982,905      $784,016     $106,869,048  $78,586,004
                                                ==========    ==========       ========      ========     ============  ===========
(A) Undistributed (overdistributed)
      net investment income.................    $      (19) $         --       $  2,814      $  3,141     $         56           --
                                                ==========    ==========       ========      ========     ============  ===========
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.....................................        42,846       129,312         41,231        67,305        1,550,356    1,909,181
   Issued to shareholders in reinvestment
      of dividends..........................         7,020            73          4,671         2,377          195,975      182,716
   Repurchased..............................       (16,592)       (1,353)       (13,512)       (5,437)        (243,190)    (217,344)
                                                ----------    ----------       --------      --------     ------------  -----------
      Net increase in shares outstanding....        33,274       128,032         32,390        64,245        1,503,141    1,874,553
                                                ==========    ==========       ========      ========     ============  ===========

--------------------------------------------------------------------------------
    THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                             HIGH QUALITY                     COLUMBIA HIGH
                                                                               BOND FUND                      YIELD FUND II
                                                                    ----------------------------     ----------------------------
                                                                        YEAR           YEAR              YEAR         PERIOD
                                                                        ENDED          ENDED             ENDED         ENDED
                                                                     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                                         1999           1998              1999          1998(1)
                                                                    -------------  -------------     -------------  -------------

NET ASSETS AT BEGINNING OF PERIOD...............................       $23,288,822    $14,457,126        $2,453,694     $250,000(a)
                                                                       -----------    -----------        ----------   ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................         1,332,209        985,174           166,457       83,002
   Net realized gain (loss) on investments sold.................          (333,729)       273,906           (41,541)      26,477
   Net change in unrealized appreciation (depreciation) of investments  (1,922,292)       394,647          (110,950)      58,795
                                                                       -----------    -----------        ----------   ----------
     Net increase (decrease) in net assets resulting from operations      (923,812)     1,653,727            13,966      168,274
                                                                       -----------    -----------        ----------   ----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income........................................        (1,332,289)      (985,105)         (166,461)     (82,994)
   Net realized gain on investments.............................           (34,729)            --            (3,083)     (23,378)
                                                                       -----------    -----------        ----------   ----------
      Total Dividends...........................................        (1,367,018)      (985,105)         (169,544)    (106,372)
                                                                       -----------    -----------        ----------   ----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.............................         4,544,252      8,645,811           970,833    2,822,796
   Issued to shareholders in reinvestment of dividends..........         1,248,673        985,105           153,839      106,372
   Cost of shares repurchased...................................        (4,038,262)    (1,467,842)       (1,020,230)    (787,376)
                                                                        ----------     ----------        ----------   ----------
      Net increase from share transactions......................         1,754,663      8,163,074           104,442    2,141,792
                                                                        ----------     ----------        ----------   ----------
      Net increase (decrease) in net assets.....................          (536,167)     8,831,696           (51,136)   2,203,694
                                                                       -----------     -----------       ----------   ----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..................       $22,752,655    $23,288,822        $2,402,558   $2,453,694
                                                                       ===========    ===========        ==========   ==========

(A) Undistributed net investment income.........................       $    12,474    $     5,159        $    4,176   $    1,854
                                                                       ===========    ===========        ==========   ==========


OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.........................................................           446,990        817,807            96,186       278,284
   Issued to shareholders in reinvestment of dividends..........           123,241         93,544            15,321        10,351
   Repurchased..................................................          (403,290)      (137,176)         (100,707)      (76,797)
                                                                       -----------    -----------        ----------   -----------
      Net increase in shares outstanding........................           166,941        774,175            10,800       211,838
                                                                       ===========    ===========        ==========   ===========


-----------------------------------

(1) The Fund commenced operations on March 3, 1998.
(a) Amount represents initial seed money.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
                                                             1999           1998            1997           1996            1995
                                                           -------        -------         -------        -------         -------

Net Asset Value, Beginning of Period...............        $  1.00        $  1.00         $  1.00        $  1.00         $  1.00
                                                           -------        -------         -------        -------         -------
Income from Investment Operations:
     Net investment income (A).......................         0.05           0.05            0.05           0.05            0.05
                                                           -------        -------         -------        -------         -------
     Total from Investment Operations..............           0.05           0.05            0.05           0.05            0.05
                                                           -------        -------         -------        -------         -------

Less Dividends:
   Dividends from net
     investment income.............................          (0.05)         (0.05)          (0.05)         (0.05)          (0.05)
                                                           -------        -------         -------        -------         -------
     Total Dividends...............................          (0.05)         (0.05)          (0.05)         (0.05)          (0.05)
                                                           -------        -------         -------        -------         -------

Net increase (decrease) in net asset value.........             --             --              --             --              --
                                                           -------        -------         -------        -------         -------
Net Asset Value, End of Period.....................        $  1.00        $  1.00         $  1.00        $  1.00           $1.00
                                                           =======        =======         =======        =======         =======


Total Return ......................................           4.86%          5.16%           4.99%          4.91%           5.38%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..................       $ 21,817        $16,821         $15,330        $16,295         $17,925
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver..........................           4.78%          4.95%           4.88%          4.80%           5.25%
   Operating expenses including
     reimbursement/waiver..........................           0.41%          0.55%           0.67%          0.60%           0.63%
   Operating expenses excluding
     reimbursement/waiver..........................           0.82%          0.98%           1.12%          1.02%           1.11%


-------------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 was $0.04, $0.05, $0.05, $0.05 and
       $0.05, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             1999           1998            1997           1996            1995
                                                          --------        -------         -------        -------         -------

Net Asset Value, Beginning of Period...............       $  19.20        $ 19.68         $ 15.58        $ 12.99         $ 10.40
                                                          --------        -------         -------        -------         -------
Income from Investment Operations:
   Net investment income (loss) (A)................          (0.02)          0.13            0.21           0.19            0.18
   Net realized and unrealized
     gain on investments...........................           5.05           4.25            4.10           2.59            2.59
                                                          --------        -------         -------        -------         -------
     Total from Investment Operations..............           5.03           4.38            4.31           2.78            2.77
                                                          --------        -------         -------        -------         -------

Less Dividends:
   Dividends from net
     investment income.............................             --          (.013)          (0.21)         (0.19)          (0.18)
   Dividends from net realized
     capital gains.................................          (2.02)         (4.73)             --             --              --
                                                          --------        -------         -------        -------         -------
     Total Dividends...............................          (2.02)         (4.86)          (0.21)         (0.19)          (0.18)
                                                          --------        -------         -------        -------         -------


Net increase (decrease) in net asset value.........           3.01          (0.48)           4.10           2.59            2.59
                                                          --------        -------         -------        -------         -------
Net Asset Value, End of Period.....................       $  22.21        $ 19.20           19.68        $ 15.58         $ 12.99
                                                          ========        =======         =======        =======         =======

Total Return ......................................          27.18%         23.52%          27.74%         21.49%        $ 26.76%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..................       $119,799        $92,620         $69,863        $46,242         $30,826
Ratios to average net assets:
   Net investment income (loss) including
     reimbursement/waiver..........................          (0.11)%         0.61%           1.20%          1.34%           1.55%
   Operating expenses including
     reimbursement/waiver..........................           0.96%          1.05%           1.08%          1.10%           1.21%
   Operating expenses excluding
     reimbursement/waiver..........................           0.96%          1.05%           1.08%          1.10%           1.24%
Portfolio Turnover Rate............................             60%            75%              1%             8%              3%

--------------------------------------------------------------------

(A)    Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 was $(0.02),
       $0.13, $0.21, $0.19, and $0.18, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

     GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                  YEAR ENDED    PERIOD ENDED
                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     1999          1998(1)
                                                                -------------  --------------

Net Asset Value, Beginning of Period.....................            $ 10.34          $ 10.00
                                                                     -------          -------
Income from Investment Operations:
   Net investment income (A)................................            0.05             0.05
   Net realized and unrealized gain on investments..........            0.68             0.34
                                                                     -------          -------
     Total from Investment Operations.......................            0.73             0.39
                                                                     -------          -------

Less Dividends:
   Dividends from net investment income.....................           (0.05)           (0.05)
   Dividends in excess of net investment income.............            --(2)            --(2)
   Dividends from net realized capital gains................           (0.07)              --
   Dividends in excess of net realized capital gains........           (0.08)              --
                                                                     -------          -------
     Total Dividends........................................           (0.20)           (0.05)
                                                                     -------          -------
Net increase in net asset value.............................            0.53             0.34
                                                                     -------          -------
     Net Asset Value, End of Period.........................         $ 10.87          $ 10.34
                                                                     =======          =======

Total Return ...............................................            7.10%            3.72%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................         $12,424          $ 7,637
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....            0.42%            0.69%*
   Operating expenses including reimbursement/waiver........            1.49%            1.50%*
   Operating expenses excluding reimbursement/waiver........            1.49%            2.58%*
Portfolio Turnover Rate.....................................              17%              30%**


----------------------------------------------

*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2)    Amount is less than $0.005 per share.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the year ended December 31, 1999 and the period ended December 31, 1998 was $0.05 and $(0.03), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                                  YEAR ENDED    PERIOD ENDED
                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     1999          1998(1)
                                                                -------------  --------------

Net Asset Value, Beginning of Period........................    $ 8.92               $10.00
                                                                ------               ------
Income from Investment Operations:

   Net investment (loss) (A)................................     (0.11)               (0.02)
   Net realized and unrealized gain (loss) on investments...      6.07                (1.05)
                                                                ------               ------
     Total from Investment Operations.......................      5.96                (1.07)
                                                                ------               ------
Less Dividends:

   Dividends in excess of net investment income.............        --                (0.01)
   Dividends from net realized capital gains................     (0.59)                  --
                                                                ------               ------
     Total Dividends........................................     (0.59)               (0.01)
                                                                ------               ------
Net increase (decrease) in net asset value..................      5.37                (1.08)
                                                                ------               ------
Net Asset Value, End of Period..............................    $14.29               $ 8.92
                                                                ======               ======

Total Return ...............................................     67.49%              (10.68)%**


Ratios/Supplemental Data:

Net Assets, End of Period (000's)...........................    $2,305               $1,143
Ratios to average net assets:
   Net investment income (loss) including reimbursement/waiver   (1.14)%              (0.65)%*
   Operating expenses including reimbursement/waiver........      1.60%                1.60%*
   Operating expenses excluding reimbursement/waiver........      5.97%               12.86%*
Portfolio Turnover Rate.....................................       134%                  87%**

------------------------------------------------------------------------------------------

*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A)    Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the year ended
       December 31, 1999 and the period ended December 31, 1998 was $(0.54) and $(0.36), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  YEAR ENDED    PERIOD ENDED
                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     1999          1998(1)
                                                                -------------  --------------

Net Asset Value, Beginning of Period........................            $8.78          $10.00
                                                                        -----          ------
Income from Investment Operations:
   Net investment income (A)................................             0.38            0.28
   Net realized and unrealized (loss) on investments........            (0.74)          (1.24)
                                                                        -----          ------
     Total from Investment Operations.......................            (0.36)          (0.96)
                                                                        -----          ------

Less Dividends:
     Dividends from net investment income.....................          (0.34)          (0.26)
                                                                        -----          ------
     Total Dividends........................................            (0.34)          (0.26)
                                                                        -----          ------

Net (decrease) in net asset value...........................            (0.70)          (1.22)
                                                                        -----          ------
Net Asset Value, End of Period..............................            $8.08          $ 8.78
                                                                        =====          ======


Total Return ...............................................            (4.13)%         (9.57)%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................            $ 983          $  784
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....             4.84%           4.62%*
   Operating expenses including reimbursement/waiver........             1.70%           1.70%*
   Operating expenses excluding reimbursement/waiver........             5.91%          10.49%*
Portfolio Turnover Rate.....................................               33%              3%**

-----------------------------------------------

*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the year ended December 31, 1999 and the period ended December 31, 1998 was $0.05 and $(0.26), respectively.



                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                             1999           1998            1997           1996            1995
                                                           --------        -------         -------        -------         -------

Net Asset Value, Beginning of Period...............        $  16.37        $ 14.54         $ 13.37        $ 12.38         $  9.80
                                                           --------        -------         -------        -------         -------
Income from Investment Operations:

   Net investment income (A).......................            0.40           0.33            0.40           0.30            0.28
   Net realized and unrealized
     gain on investments...........................            0.74           2.17            2.11           1.53            2.58
                                                           --------        -------         -------        -------         -------
     Total from Investment Operations..............            1.14           2.50            2.51           1.83            2.86
                                                           --------        -------         -------        -------         -------

Less Dividends:
   Dividends from net
     investment income.............................           (0.40)         (0.39)          (0.40)         (0.30)          (0.28)
   Dividends in excess of net
     investment income.............................              --(1)          --(1)           --             --              --
   Dividends from net realized
     capital gains.................................           (0.14)         (0.22)          (0.94)         (0.54)             --
   Dividends in excess of net realized
     capital gains.................................           (0.01)         (0.06)             --             --              --
                                                           --------        -------         -------        -------         -------
     Total Dividends...............................           (0.55)         (0.67)          (1.34)         (0.84)          (0.28)

                                                           --------        -------         -------        -------         -------

Net increase in net asset value....................            0.59           1.83            1.17           0.99            2.58
                                                           --------        -------         -------        -------         -------
Net Asset Value, End of Period.....................        $  16.96        $ 16.37         $ 14.54        $ 13.37         $ 12.38
                                                           ========        =======         =======        =======         =======


Total Return ......................................            7.06%         17.51%          19.03%         14.64%          29.42%


Ratios/Supplemental Data:
Net Assets, End of Period (000's)..................        $106,869        $78,586         $42,535        $24,114         $17,246
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver..........................            2.45%          2.69%           2.90%          2.31%           2.54%
   Operating expenses including
     reimbursement/waiver..........................            1.02%          1.07%           1.19%          1.33%           1.37%
   Operating expenses excluding
     reimbursement/waiver..........................            1.02%          1.07%           1.25%          1.33%           1.54%
Portfolio Turnover Rate............................             111%            88%             74%            45%             46%


----------------------------------------------------------------

(1) Amount is less than $0.005.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the year ended December 31, 1999, 1998, 1997, 1996 and 1995 was $0.40, $0.33, $0.39, $0.30, and
    $0.26, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------------
                                                             1999           1998            1997           1996          1995
                                                            -------        -------         -------        -------       -------

Net Asset Value, Beginning of Period...............         $ 10.70        $ 10.31         $  9.99        $ 10.37       $  8.97
                                                            -------        -------         -------        -------       -------
Income from Investment Operations:
   Net investment income (A).......................            0.58           0.58            0.58           0.58          0.57
   Net realized and unrealized
     gain (loss) on investments....................           (0.98)          0.39            0.32          (0.38)         1.40
                                                            -------        -------         -------        -------       -------
     Total from Investment Operations..............           (0.40)          0.97            0.90           0.20          1.97
                                                            -------        -------         -------        -------       -------

Less Dividends:
   Dividends from net
     investment income.............................           (0.58)         (0.58)          (0.58)         (0.58)        (0.57)
   Dividends from net realized
     capital gains.................................           (0.01)            --              --             --            --
                                                            -------        -------         -------        -------       -------
     Total Dividends...............................           (0.59)         (0.58)          (0.58)         (0.58)        (0.57)
                                                            -------        -------         -------        -------       -------

Net increase (decrease) in
     net asset value...............................           (0.99)          0.39            0.32          (0.38)         1.40
                                                            -------        -------         -------        -------       -------
Net Asset Value, End of Period.....................         $  9.71        $ 10.70         $ 10.31        $  9.99       $ 10.37
                                                            =======        =======         =======        =======       =======

Total Return ......................................           (3.78)%         9.70%           9.36%          1.57%        22.55%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..................         $22,753        $23,289         $14,457        $11,814       $11,067
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver..........................            5.69%          5.55%           5.82%          5.78%         5.86%
   Operating expenses including
     reimbursement/waiver..........................            0.64%          0.54%           0.77%          0.72%         0.80%
   Operating expenses excluding
     reimbursement/waiver..........................            1.03%          1.10%           1.44%          1.38%         1.57%
Portfolio Turnover Rate............................             197%           194%            160%           132%           21%


-----------------------------------------------

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the year ended December 31, 1999, 1998, 1997, 1996 and 1995 was $0.54, $0.52, $0.51, $0.51, and
       $0.50, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     COLUMBIA HIGH YIELD FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  YEAR ENDED    PERIOD ENDED
                                                                 DECEMBER 31,   DECEMBER 31,
                                                                     1999          1998(1)
                                                                -------------  --------------

Net Asset Value, Beginning of Period........................          $ 10.36         $ 10.00
                                                                      -------         -------
Income from Investment Operations:

   Net investment income (A)................................             0.70            0.49
   Net realized and unrealized gain (loss) on investments...            (0.65)           0.45
                                                                      -------         -------
     Total from Investment Operations.......................             0.05            0.94
                                                                      -------         -------

Less Dividends:
   Dividends from net investment income.....................            (0.70)          (0.49)
   Dividends from net realized capital gains................            (0.01)          (0.09)
                                                                      -------         -------
     Total Dividends........................................            (0.71)          (0.58)
                                                                      -------         -------

Net increase (decrease) in net asset value..................            (0.66)           0.36
                                                                      -------         -------
Net Asset Value, End of Period..............................          $  9.70         $ 10.36
                                                                      =======         =======

Total Return ...............................................             0.56%           9.61%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................          $ 2,403         $ 2,454
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....             7.00%           6.18%*
   Operating expenses including reimbursement/waiver........             1.60%           1.60%*
   Operating expenses excluding reimbursement/waiver........             2.89%           4.25%*
Portfolio Turnover Rate.....................................               35%             89%**


-----------------------------------------------

*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the year ended December 31, 1999 and the period ended December 31, 1998 was $0.57 and $0.28, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

   PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are credit-worthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

   EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

   ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER
   RELATED PARTY TRANSACTIONS

   The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("Fleet") and Columbia Management Co. ("Columbia"). Fleet and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of FleetBoston Corporation. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. Under the terms of its agreement with the Trust, Columbia provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

   The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), an indirect wholly-owned subsidiary of PNC Bank Corp., are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, PFPC Inc. also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc.compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNCBank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

     Provident Distributors, Inc. (the "Distributor"), acts as the exclusive distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisors serves as an officer, trustee or employee of the Trust. Effective May 28, 1999, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the year ended December 31, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

   Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Advisors'. The commissions paid to Quick & Reilly Institutional Trading for the period January 1, 1999 through December 31, 1999 were as follows:

             FUND              COMMISSIONS
           ------            -------------
           Equity              $   9,426
           Growth & Income         1,505
           Asset Allocation       19,784

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

   The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

   For the year ended December 31, 1999, Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         FEES WAIVED BY       FEES WAIVED BY
   FUND                       FLEET            ADMINISTRATOR
   ----                  --------------       --------------
Money Market              $     46,712       $    30,423
High Quality Bond               59,765            29,941

   The Investment Advisors may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 1999, the Investment Advisors agreed to reimburse the Growth and Income Fund, the Small Company Growth Fund, the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II in the amounts of $72, $65,504, $39,207 and $30,632, respectively.

5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

   The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1999 were as follows:


                                                 PURCHASES                                                SALES
                                                 ---------                                                -----
  FUND                                  OTHER                GOVERNMENT                      OTHER                  GOVERNMENT
------------------------------------------------------------------------------------------------------------------------------------

Equity                               $59,981,931           $        --                   $  59,912,474              $        --
Growth and Income                      5,649,091                    --                       1,502,805                       --
Small Company Growth                   1,953,055                    --                       1,859,490                       --
Columbia Real Estate Equity II           603,984                    --                         287,768                       --
Asset Allocation                      41,337,040            72,532,511                      30,761,877               61,742,223
High Quality Bond                     16,457,071            30,243,914                      12,284,985               32,551,965
Columbia High Yield II                   758,863                    --                         804,924                       --

   The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at December 31, 1999 for each Fund is as follows:

  FUND                               APPRECIATION         (DEPRECIATION)                       NET                     COST
------------------------------------------------------------------------------------------------------------------------------------

Money Market                         $        --           $        --                   $          --              $22,103,301
Equity                                41,314,863            (4,016,816)                     37,298,047               82,701,185
Growth and Income                      2,089,232            (1,196,929)                        892,303               11,549,428
Small Company Growth                     848,824              (176,090)                        672,734                1,627,606
Columbia Real Estate Equity II             8,274              (122,046)                       (113,772)               1,100,669
Asset Allocation                      20,319,639            (3,734,061)                     16,585,578               89,774,325
High Quality Bond                         22,330            (1,209,178)                     (1,186,848)              23,723,048
Columbia High Yield II                    13,700               (65,855)                        (52,155)               2,433,223

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

7. CAPITAL LOSS CARRYFORWARD

   At December 31, 1999, the Funds had capital loss carry forwards as follows:

  FUND                           AMOUNT             EXPIRATION
  ----                           ------             ----------
  Money Market                 $     74                2002
                                     29                2003

  Columbia Real Estate
    Equity II                     1,400                2006
                                 34,400                2007

  High Quality Bond             300,153                2007

  Columbia High Yield II         33,837                2007

8. POST OCTOBER LOSSES

   Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1999, the following Funds elected to defer losses between November 1, 1999 and December 31, 1999:

  FUND                     POST OCTOBER LOSSES
  ----                     -------------------
Growth and Income                   $116,031

Asset Allocation                     257,558

Columbia Real Estate Equity II         9,317

High Quality Bond                     30,415

Columbia High Yield II                 7,833


9. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

   During the fiscal year ended December 31, 1999, the following Funds made distributions from long-term capital gains:

  FUND                    LONG-TERM GAINS PAID
  ----                    --------------------
  Equity                          $7,009,067

  Growth and Income                   84,319

  Asset Allocation                   643,908

  High Quality Bond                   34,729

   Of the ordinary income (including short-term capital gain) distributions made by the Equity, Asset Allocation and Growth and Income Funds during the fiscal year ended December 31, 1999, 25.81%, 15.04% and 97.32%, respectively, qualify for the dividends received deduction available to corporate shareholders.

10. LINE OF CREDIT (UNAUDITED)

Each Fund (except the Money Market Fund) and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

--------------------------------------------------------------------------------
     REPORT OF ERNST & YOUNG LLP,
     INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy VIP Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of The Galaxy VIP Fund (comprising, respectively, the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the periods ended December 31, 1998 and the financial highlights for each of the periods then ended were audited by other auditors whose report dated February 12, 1999 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Galaxy VIP Fund at December 31, 1999, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                          /S/ SIGNATURE
                                          ERNST& YOUNG, LLP


Boston, Massachusetts
February 11, 2000

--------------------------------------------------------------------------------
     GALAXY VIP FUND INFORMATION

-------------------------------
             TRUSTEES
           AND OFFICERS
       Dwight E. Vicks, Jr.
       CHAIRMAN AND TRUSTEE

          John T. O'Neill
       PRESIDENT, TREASURER
            AND TRUSTEE

         Louis DeThomasis,
           F.S.C., Ph.D.
              TRUSTEE

         Donald B. Miller
              TRUSTEE

           James M. Seed
              TRUSTEE

        Bradford S. Wellman
              TRUSTEE

             W. Bruce
        McConnel, III, Esq.
             SECRETARY

           Jylanne Dunne
        VICE PRESIDENT AND
        ASSISTANT TREASURER

         William Greilich
          VICE PRESIDENT

        INVESTMENT ADVISORS
         Fleet Investment
           Advisors Inc.
          75 State Street
            Boston, MA
               02109

      Columbia Management Co.
      1300 S.W. Sixth Avenue
           P.O. Box 1530
           Portland, OR
            97207-1350

            DISTRIBUTOR
   Provident Distributors, Inc.
    Four Falls Corporate Center
             6th Floor
        West Conshohocken,
      Pennsylvania 19428-2961

           ADMINISTRATOR
             PFPC Inc.
        4400 Computer Drive
           Westborough,
     Massachusetts 01581-5108
-------------------------------
This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEETBANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                [GRAPHIC OMITTED]

                   This report was printed on recycled paper.

[GRAPHIC OMITTED]
  GALAXY
  FUNDS       4400 Computer Drive
              P.O. Box 5108
              Westborough, MA 01581-5108

-----------------
STANDARD RATE
U.S. POSTAGE PAID
PERMIT NO. 9
BOSTON, MA
-----------------

(12/99) Date of first use: March 1, 2000